1933 ACT FILE NO.
                                              1940 ACT FILE NO. 811-09141

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-2

                            REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933                    /X/

                        PRE-EFFECTIVE AMENDMENT NO.                       / /

                        POST-EFFECTIVE AMENDMENT NO.                      / /
                                   AND/OR
                      REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                     /X/

                              AMENDMENT NO. 1                             /X/
                       (CHECK APPROPRIATE BOX OR BOXES)

                      Eaton Vance Municipal Income Trust
                      ----------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 Federal Street, Boston, Massachusetts 02110
                ----------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (617) 482-8260
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ALAN R. DYNNER
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                -------------
                                      COPY:

                              MARK P. GOSHKO, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                             ONE INTERNATIONAL PLACE
                           BOSTON, MASSACHUSETTS 02110


    Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan,
 check the following box.   / /

      It is proposed that this filing will become effective (check appropriate box):
/X/   when declared effective pursuant to Section 8(c)


         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------- -------------- ------------------- ---------------------- -------------
                                                     Amount       Proposed Maximum     Proposed Maximum      Amount of
              Title Of Securities                     Being        Offering Price          Aggregate        Registration
                Being Registered                   Registered       Per Unit(1)        Offering Price(1)       Fee(1)
------------------------------------------------- -------------- ------------------- ---------------------- -------------
Auction Preferred Shares                               40             $25,000             $1,000,000            $278
------------------------------------------------- -------------- ------------------- ---------------------- -------------

(1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


                      EATON VANCE MUNICIPAL INCOME TRUST
                           AUCTION PREFERRED SHARES

                            Cross Reference Sheet
                          Items Required by Form N-2
                          --------------------------

Part a
Item No.                   Item Caption                                            Prospectus Caption
--------                   ------------                                            ------------------

  1.....................   Outside Front Cover                              Front Cover Page
  2.....................   Inside Front and Outside Back Cover Page         Front  and Back Cover Page; Underwriting
  3.....................   Fee Table and Synopsis                           Not Applicable
  4.....................   Financial Highlights                             Not Applicable
  5.....................   Plan of Distribution                             Underwriting
  6.....................   Selling Shareholders                             Not Applicable
  7.....................   Use of Proceeds                                  Use of Proceeds
  8.....................   General Description of the Registrant            Prospectus Summary; Management of the
  ......................                                                       Trust; The Trust; Investment
                                                                               Objective, Policies and Risks; Description
                                                                               of Capital Structure
  9.....................   Management                                       Management of the Trust; Shareholder Servicing
                                                                               Agent, Custodian and Transfer Agent
10......................   Capital Stock, Long-Term Debt,                   Description of APS; Distributions and Taxes;
  ......................   and Other Securities                                Certain Provisions of the Declaration of Trust;
                                                                                Description of Common Shares
11......................   Defaults and Arrears on Senior                   Not Applicable
                           Securities
12......................   Legal Proceedings                                Not Applicable
13......................   Table of Contents of the                         Table of Contents of the
                           Statement of Additional                             Statement of Additional
                           Information                                         Information

Part B                                                                                  Statement of
Item No.                   Item Caption                                     Additional Information Caption
--------                   ------------                                     ------------------------------

14......................   Cover Page                                       Cover Page
15......................   Table of Contents                                Table of Contents
16......................   General Information and History                  Not Applicable
17......................   Investment Objective and                         Additional Investment Information and
                              Policies                                         Restrictions
18......................   Management                                       Trustees and Officers;
                                                                               Investment Advisory and
                                                                               Other Services
19......................   Control Persons and Principal                    Other Information
                              Holders of Securities
20......................   Investment Advisory and Other                    Investment Advisory and Other
                              Services                                          Services
21......................   Brokerage Allocation and Other                   Portfolio Trading
                              Practices
22......................   Tax Status                                       Taxes
23......................   Financial Statements                             Financial Statements

                     Subject To Completion -- ________, 1999

                                  $____________

                       EATON VANCE MUNICIPAL INCOME TRUST
                        Auction Preferred Shares ("APS")
                                _________ Shares
                    Liquidation Preference $25,000 Per Share

                                  -------------

      Eaton Vance Municipal Income Trust (the "Trust") is a newly organized closed-end fund. The Trust's investment objective is to provide current income exempt from regular federal income tax. This income will be earned by investing primarily in investment grade municipal securities. The Trust may also invest a portion of its assets in higher risk, higher yielding municipal securities of lesser quality. There is no assurance that the Trust will achieve its investment objective. See "Investment Objective, Policies and Risks" beginning at page ___.

The Trust's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). Eaton Vance manages 45 different municipal bond funds with combined assets of about $8 billion.

                                  -------------

      The Broker-Dealers (as defined herein) may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (I.E., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000. -------------

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   Price to Public    Sales Load (2)    Proceeds to Trust (1)(3)
                   ---------------    --------------    ------------------------

     Per Share        $25,000            $                   $

     TOTAL            $                  $                   $

----------

(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Trust and the Adviser have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."
(3) Offering expenses payable by the Trust, estimated at $ , will be reimbursed by the Underwriter. See "Underwriting."

                                  -------------

      The shares of APS are offered by the Underwriter, subject to prior sale, when, as and if issued by the Trust and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that one certificate for each series of the APS will be delivered to the nominee of The Depository Trust Company on or about _______, 1999.






                  THE DATE OF THIS PROSPECTUS IS _______, 1999.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

(CONTINUED FROM THE PREVIOUS PAGE)

      Dividends on the Auction Preferred Shares (the "APS") of the Trust offered hereby will be cumulative from the Date of Original Issue and payable commencing on _______, 1999 (an "Initial Dividend Payment Date") and, generally, on each succeeding __________, subject to certain exceptions.

      The cash dividend rate (the "Applicable Rate") on the APS for the Initial Dividend Period ending _______, 1999 will be ____% per annum. The Applicable Rate on the APS for each Subsequent Dividend Period will be determined pursuant to periodic auctions conducted in accordance with the procedures described herein and in detail in Appendix D to the Statement of Additional Information (an "Auction"). Except as otherwise provided herein, each Subsequent Dividend Period for the APS will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Trust may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. See "Description of APS--Dividends."

      The Applicable Rate on the APS for each Subsequent Dividend Period will be reset on the basis of Bids, Hold Orders and Sell Orders placed by Existing Holders and Potential Holders in the Auction conducted on the Business Day next preceding the commencement of such Dividend Period. The Applicable Rate that results from an Auction for any Dividend Period will not be greater than the Maximum Applicable Rate (as defined herein). See "Description of APS--The
Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders."

      The Trust currently is required to allocate net capital gains and other taxable income, if any, proportionately among its Common Shares and the APS. The Trust will give notice of the amount of any taxable income to be included in a dividend on shares of APS in the related Auction, as described herein, or, in limited circumstances, include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount to offset substantially the tax effect thereof. The amount of taxable income allocable to the APS will depend upon the amount of such income realized by the Trust and other factors but generally is not expected to be significant. See "Taxes."

      Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the Statement of Additional Information, including the Appendices, and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell APS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and
(iv) ownership of APS will be maintained in book-entry form by or through the Securities Depository. In certain circumstances, holders of APS may be unable to sell their APS in an Auction and thus may lack liquidity of investment. The APS only may be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

      The APS are redeemable, in whole or in part, at the option of the Trust, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price per share and will be subject to mandatory redemption on dates fixed by the Board of Trustees, under certain circumstances, at the Mandatory Redemption Price per share.

      If the Trust fails to pay on any Dividend Payment Date (or within the applicable grace period) the full amount of any dividend or the redemption price of the APS called for redemption, the Applicable Rate will not be based on the results of an Auction but instead will be equal to the Non- Payment Period Rate until such failure to pay is cured. See "Description of APS--Dividends--Non-Payment Period; Late Charge."

      This Prospectus sets forth concisely information you should know before investing in the APS. Please read and retain this Prospectus for future reference. A Preliminary Statement of Additional Information dated _________, 1999, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Trust. A table of contents to the Statement of Additional Information is located at page ___ of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials at the SEC's

Internet web site (http://www.sec.gov). The Trust's address is 24 Federal Street, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

      The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE TRUST NOR THE UNDERWRITER HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE TRUST NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                                TABLE OF CONTENTS

                                                                           PAGE
Prospectus Summary...........................................................1
The Trust....................................................................8
Use Of Proceeds..............................................................9
Capitalization...............................................................9
Portfolio Composition.......................................................10
Investment Objective, Policies And Risks....................................10
Description Of APS..........................................................21
Management Of The Trust.....................................................41
Taxes.......................................................................42
Description Of Capital Structure............................................44
Certain Provisions Of The Declaration Of Trust..............................46
Underwriting................................................................47
Shareholder Servicing Agent, Custodian And Transfer Agent...................47
Legal Opinions..............................................................47
Experts.....................................................................48
Additional Information......................................................48
Glossary....................................................................50

                               PROSPECTUS SUMMARY

      The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

--------------------------------------------------------------------------------
THE TRUST..............Eaton  Vance Municipal  Income Trust,  Inc. (the "Trust")
                       is a recently organized closed-end fund. The Trust was organized as a Massachusetts business trust on December 10, 1998, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's principal office is located at 24 Federal
                       Street, Boston, MA 02110, and its telephone number is 1-800-225-6265.

                       The Trust commenced operations on January __, 1999 upon the closing of an initial public offering of shares of its Common Shares. The proceeds of such offering were approximately $______ after the payment of organizational and offering expenses. In connection with the initial public offering of the Trust's Common Shares, the underwriter was granted an option to purchase up to an additional shares to cover over-allotments. See "The Trust."

INVESTMENT  OBJECTIVE  The Trust's  investment  objective is to provide  current
AND POLICIES.........  income exempt from regular federal income tax. Securities will be purchased and sold in an effort to maintain a competitive yield on the Common Shares and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on Eaton Vance Management's ("Eaton Vance" or the "Adviser") research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors. An investment in the shares of Auction Preferred Shares (the "APS") of the Trust may not be appropriate for all investors, and there is no assurance that the Trust will achieve its investment objective

                       During normal market conditions substantially all of the Trust's total assets (at least 80%) will be invested in debt obligations issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax ("Municipal Obligations"). At least 65% of the Trust's total assets normally will be invested in Municipal Obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by FitchIBCA ("Fitch")), or, if unrated, determined by Eaton Vance to be of at least investment grade quality. From time to time, the Trust may hold a significant number of
                       Municipal Obligations not rated by a nationally recognized statistical rating organization ("Rating Agency"). When the Trust invests in unrated Municipal Obligations it may be more dependent on Eaton Vance's research capabilities than when it invests in rated Municipal Obligations.

                       The Trust may invest up to 35% of its total assets in Municipal Obligations rated below investment grade (but not, with respect to more than 30% of the Trust's total assets, lower than B by all Rating Agencies rating the obligation) and unrated Municipal Obligations considered to be of comparable quality by Eaton Vance. Investment in Municipal Obligations of below investment grade quality involves special risks as compared with investment in higher grade Municipal Obligations. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds." Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed.

                       The Trust may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Trust, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds. To the extent the Trust has preferred shares outstanding, including the APS, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Trust's income available for distribution. Although the Trust is not limited with respect to its investment in residual interest municipal bonds, the Trust does not intend initially to invest more than 10% of its total assets in such bonds.

                       The Trust may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, to seek to hedge against changes in interest rates, as a substitute for the purchase of securities or for other risk management purposes.

                       Interest income from certain types of municipal obligations may be a tax preference item for purposes of the federal alternative minimum tax (the "AMT") for individual investors. Distributions to corporate investors of certain interest income may also be indirectly subject to the AMT. THE APS MAY NOT BE SUITABLE FOR INVESTORS SUBJECT TO THE AMT.

INVESTMENT ADVISER     Eaton Vance,  a  wholly-owned  subsidiary  of Eaton Vance
AND ADMINISTRATOR..... Corp.,   is   the   Trust's    investment   adviser   and
                       administrator.  The Adviser manages 3 national  municipal
                       funds,  32  single  state  municipal  funds,  10  limited
                       maturity  municipal  funds and 1 money  market  municipal
                       fund.   See    "Investment    Advisory   and   Management
                       Arrangements."

THE OFFERING.......... The Trust is offering an aggregate of _____ shares of APS at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The APS are being offered by ___________________ or the "Underwriter as lead representative"). See "Underwriting."

                       The APS will be Preferred Shares of the Trust that entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for the APS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period.

                       Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of APS--The Auction."

                       Except as described herein, investors in APS will not receive certificates representing ownership of their shares. Ownership of APS will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of APS. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of APS are to purchases, sales or ownership of those shares by Beneficial Owners.

                       After the Initial Dividend Period, each Subsequent Dividend period for the APS will generally consist of seven days (a "7-day Dividend Period"); provided, however, that prior to any Auction, the Trust may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. A Special Dividend Period is a Dividend Period consisting of a specified number of days (other than seven), evenly divisible by seven and not fewer than seven nor more than 364 (a "Short Term Dividend Period") or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the APS offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Board of Trustees of the Trust, out of funds legally available therefor, commencing on the Initial Dividend Payment Date and, in the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding _____________, subject to certain exceptions.

                       Dividends for the APS will be paid through the Securities Depository (the Depository Trust Company or a successor securities depository) on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent
                       Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of APS -- Dividends."

                       For each Subsequent Dividend Period, the cash dividend rate on the APS will be the Applicable Rate that Bankers Trust Corporation ("Bankers Trust" or the "Auction Agent") or any successor) advises the Trust has resulted from an Auction. See "Description of APS -- Dividends." The first Auction for the APS is scheduled to be held on the ending date for the Initial Dividend Period as set forth above.

                       The Amended By-Laws provide that until the Trust gives a Request for Special Dividend Period and the related Notice of Special Dividend Period, only 7-Day Dividend Periods will be applicable to the APS. While the Trust does not currently intend to give a Request for Special Dividend Period with respect to the APS, it may so elect in the future subject to, and on, the conditions discussed under "Description of the APS -- Dividends -- Notification of Dividend Period."

                       A Special Dividend Period will not be effective for the APS unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction for the APS, the Dividend Period commencing on the Business Day succeeding such Auction will be a 7-Day Dividend Period, and the holders of the APS of outstanding prior to such Auction will be required to continue to hold such shares for such Dividend Period. In addition, the Trust may not give a Notice of Special Dividend Period with respect to the APS, or if the Trust has given a Notice of Special Dividend Period for the APS, the Trust will be required to give a Notice of Revocation in respect thereof if (i) either the 1940 Act APS Asset Coverage is not satisfied or the Trust fails to maintain S&P Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the APS, (ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date, or (iii) the Broker-Dealers have given the Trust notice that it is not advisable to hold an Auction in respect of a Special Dividend Period. In such event, the next succeeding Dividend Period will be a 7-Day Dividend Period.

ADVANCE NOTICE OF Dividends paid by the Trust, to the extent paid from ALLOCATION OF TAXABLE tax-exempt income earned on Municipal Obligations, will INCOME; INCLUSION OF be exempt from Federal income taxes, subject to the TAXABLE INCOME IN possible application of the federal alternative minimum
DIVIDENDS............. tax.  However,  the Trust is  required  to  allocate  net capital gains and other income subject to regular Federal
                       income taxes, if any,  proportionately  among the Trust's
                       Common  Shares  and APS in  accordance  with the  current
                       position  of  the  Internal  Revenue  Service   described
                       herein.  The Trust will notify the  Auction  Agent of the
                       amount of any net capital gains or other  taxable  income
                       to be  included  in any  dividend on the APS prior to the
                       Auction   establishing   the  Applicable  Rate  for  such
                       dividend.  The  Auction  Agent in turn will  notify  each
                       Broker-Dealer  whenever it receives  any such notice from
                       the  Trust,  and  each   Broker-Dealer  will  notify  its
                       Beneficial Owners and Potential Beneficial Owners, as provided in its Broker-Dealer Agreement. In limited circumstances, the Trust also may include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to the APS will depend upon the amount of such income realized by the Trust and other factors, but generally is not expected to be significant.
                       See  "Taxes"  and  "Description  of APS -- The Auction --
                       Auction  Date;  Advance  Notice of  Allocation of Taxable
                       Income; Inclusion of Taxable Income in Dividends."

ADDITIONAL             If the  Trust  retroactively  allocates  any net  capital
DIVIDENDS........      gains or  other income subject to regular  Federal income
                       taxes to the APS  without  having  given  advance  notice
                       thereof as  described  above,  which may only happen when
                       such  allocation is made as a result of the redemption of
                       all  or  a  portion  of  the   outstanding   APS  or  the
                       liquidation of the Trust, the Trust will make certain payments to holders of the APS to which such allocation was made to offset substantially the tax effect thereof.
                       In no other instances will the Trust be required to make payments to holders of the APS to offset the tax effect of any reallocation of net capital gains or other taxable income. See "Description of APS--Dividends--Additional
                       Dividends" and "Taxes."

DETERMINATION OF       Except during  a Non-Payment  Period, the Applicable Rate
MAXIMUM APPLICABLE     for  any  Dividend  Period  for the APS  will not be more
RATES................. than  the  Maximum  Applicable  Rate  applicable  to such shares. The Maximum Applicable Rate for the APS will depend on the credit rating assigned to such shares and on the duration of the Dividend Period. The Maximum
                       Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is (i) with respect to any Dividend Period or any Short Term Dividend Period having 28 or fewer days, the higher of the applicable
                       "AA"  Composite  Commercial  Paper  Rate and the  Taxable
                       Equivalent of the Short-Term  Municipal  Obligation Rate,
                       (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S.
                       Treasury Bill Rate and (iv) with respect to any Long Term
                       Dividend Period,  the applicable U.S. Treasury Note Rate.
                       The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to the APS by S&P
                       (or, if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and (ii) whether the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the shares of APS as follows:

                                            Applicable          Applicable
                                            Percentage of       Percentage of
                       S&P Credit Ratings   Reference Rate of   Reference Rate
                                            No Notification     of Notification

                       AA- or higher             110%                150%
                        A- to A+                 125%                160%
                       BBB- to BBB+              150%                250%
                        Below BBB-               200%                275%

                       There is no minimum Applicable Rate in respect of any Dividend Period.

                       The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of APS--Dividends--Non- Payment Period; Late Charge," initially will be 200% of the Reference Rate (or 275% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS).

AUCTION PROCEDURES.... Unless  otherwise  permitted  by  the  Trust,  Beneficial
                       Owners and Potential Beneficial Owners of APS may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the APS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

                       o Hold Order--indicating its desire to hold the APS without regard to the Applicable Rate for the next Dividend Period for such shares.
                       o Bid--indicating its desire to hold the APS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.
                       o Sell Order--indicating its desire to sell the APS without regard to the Applicable Rate for the next Dividend Period for such shares.

                       A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the APS then held by such Beneficial Owner, provided that the total number of shares of the APS covered by such Orders does not exceed the number of APS held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional shares of APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the APS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

                       Potential Beneficial Owners of APS may submit Bids through their Broker-Dealers in which they offer to purchase APS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

                       Neither  the  Trust  nor  the   Auction   Agent  will  be
                       responsible for a Broker-Dealer's failure to comply with any of the foregoing.

                       A Broker-Dealer also may hold APS for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. An Order placed with the Auction Agent by a Broker-Dealer as an Existing Holder or a Potential Holder as or on behalf of a Beneficial Owner or a Potential Beneficial Owner, as the case may be, will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

                       If Sufficient Clearing Bids exist in an Auction (that is, in general, the number of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of APS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 40% of the Reference Rate (as defined under "Determination of Maximum Applicable Rates" above) in effect on the date of the Auction (or 60% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS).

                       The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of APS that is less than the number of APS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

                       A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the APS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the APS subject thereto if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of APS--The Auction."

ASSET MAINTENANCE..... Under the Amended  By-Laws,  the Trust must  maintain (i)
                       S&P Eligible Assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount and (ii) 1940 Act APS Asset Coverage of at least 200%. See "Description of APS--Asset Maintenance."

                       The Trust estimates that, based on the composition of its portfolio at _________, 1999, 1940 Act APS Asset Coverage with respect to shares of APS would be approximately ___% immediately after the issuance of the APS offered hereby in an amount representing approximately __% of the Trust's capital.

                       The Discount Factors and guidelines for calculating the Discounted Value of the Trust's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by S&P in connection with the Trust's receipt of ratings on the APS on their Date of Original Issue of AAA from S&P. See "Investment Objective and Policies--Rating Agency Guidelines."

MANDATORY REDEMPTION.. If the APS Basic  Maintenance  Amount or the 1940 Act APS
                       Asset Coverage is not maintained or restored as specified herein, the APS will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory Redemption Price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS--Dividends--Additional Dividends." Any such redemption will be limited to the minimum number of APS necessary to restore the APS Basic Maintenance
                       Amount or the 1940 Act APS Asset Coverage, as the case may be. The Trust's ability to make such a mandatory redemption may be restricted by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). See "Description of APS--Redemption--Mandatory Redemption."

OPTIONAL REDEMPTION... The APS  are redeemable at the option of the Trust,  as a whole or in part, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See "Description of

                       APS--Redemption--Optional Redemption." In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS--Dividends--Additional Dividends."

LIQUIDATION            The  liquidation  preference  of  the APS will be $25,000
Preference...          per  share,    plus an  amount  equal to accumulated  but
                       unpaid dividends (whether or not earned or declared). See
                       "Description of APS--Liquidation Rights." In addition, holders of APS may be entitled to receive Additional
                       Dividends in the event of the liquidation of the Trust as provided herein. See "Description of APS--Dividends--
                       Additional Dividends."

RATINGS..............  It  is a  condition  to  their  issuance  that the APS be issued with a rating of AAA from S&P. See "Investment Objective and Policies--Rating Agency Guidelines."

VOTING RIGHTS........  The  1940 Act  requires  that the  holders of APS and any other  Preferred  Shares,  voting  as a  separate  class,
                       have the  right to elect at least   two  trustees  at all
                       times and to elect a majority of the trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The holders of APS and any other Preferred Shares will vote as a separate class on certain other matters as required under the Trust's Agreement and Declaration of Trust ("Declaration of
                       Trust") and the 1940 Act. See "Description of APS--Voting Rights" and "Description of Capital Stock--Certain Provisions of the Declaration of Trust."

                                    THE TRUST

      Eaton Vance Municipal Income Trust (the "Trust") is a recently organized closed-end fund. The Trust was organized as a Massachusetts business trust on December 10, 1998, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's principal office is located at 24 Federal Street, Boston, MA 02110, and its telephone number is 1-800-225-6265.

      The Trust commenced operations on January __, 1999 upon the closing of an initial public offering of shares of its Common Shares. The proceeds of such offering were approximately $______ after the payment of organizational and offering expenses. In connection with the initial public offering of the Trust's Common Shares, the underwriter was granted an option to purchase up to an additional shares to cover over-allotments.

      Certain of the capitalized term used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

                                 USE OF PROCEEDS

      [THE ESTIMATED NET PROCEEDS OF THIS OFFERING WILL BE $__________ AFTER THE PAYMENT OF OFFERING EXPENSES ](estimated to be $__________ ) and the sales load and the payment to the Trust by the Underwriter to cover certain expenses. See "Underwriting."

      The net proceeds of the offering will be invested in accordance with the Trust's investment objective and policies during a period estimated not to exceed three months from the offer and sale of such APS depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term tax-exempt securities. See "Investment Objective and Policies."

                                 CAPITALIZATION

      The following table sets forth the unaudited capitalization of the Trust as of __________, 1999 and as adjusted to give effect to the issuance of the APS offered hereby.
                                                                           As
                                                            Actual      Adjusted
Shareholders' equity:
  Preferred Shares, par value $.10 per share (no shares
  issued;  _____ shares of APS authorized, as
  adjusted, at $25,000 per share liquidation
  preference)                                                  --       $
  Common Shares, par value, $.10 per share (     shares
  issued and outstanding)                                 $
Capital in excess of par value attributable to Common
  Stock
Undistributed investment income -- net
Unrealized appreciation on investments--net               ________     _________

Net assets                                                $            $
                                                          ========     =========

                              PORTFOLIO COMPOSITION

      As of ______________, 1999, approximately ___ % of the market value of the Trust's portfolio was invested in long-term Municipal Obligations and approximately % of the market value of the Trust's portfolio was invested in short-term Municipal Obligations. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of ____________, 1999.


                                        NUMBER OF       VALUE
            S&P*          MOODY'S*       ISSUES     (IN THOUSANDS)     PERCENT


            AAA           Aaa                       $                  %
             AA           Aa1, Aa
             A            A
            BBB           Baa1
            NR+           NR+
                                        ---------   --------           ------
                  Total
                                        =========   ========


-----
* Ratings: Using the higher of S&P's or Moody's ratings on the Trust's Municipal Obligations. See "Schedule of Investments." S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in Aa, A, Baa, Ba and B ratings.
+ Securities that are not rated by S&P or Moody's. Such bonds may be rated by nationally recognized statistical rating organizations other than S&P or Moody's, or may not be rated by any such organization. With respect to the percentage of the Trust's assets invested in such securities, the Adviser believes that ____% are of comparable quality to obligations rated and __% are of comparable quality to obligations rated ____. This determination is based on the Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P or Moody's if either were to rate the securities.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

      The Trust's investment objective is to provide current income exempt from regular federal income tax. This income will be earned by investing primarily in investment grade Municipal Obligations. Securities will be purchased and sold in an effort to maintain a competitive yield on the Common Shares and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on Eaton Vance's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors.

      Eaton Vance seeks to find Municipal Obligations of high quality that have been undervalued in the marketplace. Eaton Vance's research specialists examine credit histories, revenue sources, total debt histories, capital structures and other data. This research capability is important because many obligations in which the Trust will invest will not be rated or listed on a national securities exchange, and the amount of public information available about such securities will be limited. The Trust intends to emphasize the research that is critical to discovering value while avoiding undue credit risk. The Trust will attempt to enhance performance opportunities by seeking to remain fully invested.

INVESTMENT POLICIES - GENERAL COMPOSITION OF THE TRUST

      During normal market conditions, substantially all of the Trust's total assets (at least 80%) will be invested in debt obligations issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax ("Municipal Obligations"). At least 65% of the Trust's total assets will normally be invested in Municipal Obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's or BBB or higher by either S&P or by Fitch), or, if unrated, determined by Eaton Vance to be of at least investment grade quality. From time to time, the Trust may hold a significant amount of Municipal Obligations not rated by a nationally recognized statistical rating organization ("Rating Agency"). When the Trust invests in unrated Municipal Obligations, it may be more dependent on Eaton Vance's research capacities than when it invests in rated Municipal Obligations.

      The Trust may invest up to 35% of its total assets in Municipal Obligations rated below investment grade (but not, with respect to more than 30% of the Trust's total assets, lower than B by all Rating Agencies rating the obligation) and unrated Municipal Obligations considered to be of comparable quality by Eaton Vance. No such securities will be in default at the time of purchase. Investment in Municipal Obligations of below investment grade quality involves special risks as compared with investment in higher grade Municipal Obligations. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds." Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed. See "-
Additional Risk Considerations." For a description of municipal obligation ratings, see the Appendix A to the Statement of Additional Information.

      The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

      Municipal Obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

      Some of the securities in which the Trust invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Trust is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Trust is required to distribute substantially all of its income for each taxable year. Thus, the Trust may have to sell other investments to obtain cash needed to make income distributions.

      The Trust may invest in residual interest municipal bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Although the Trust is not limited with respect to its investment in residual interest municipal bonds, the Trust does not intend initially to invest more than 10% of its assets in such bonds.

      The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the Trust's net asset value.

      The Trust has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without a Shareholder vote. Except for such restrictions and the 80% requirement set forth above, the investment objective and policies of the Trust may be changed by the Board of Trustees without Shareholder action.

ADDITIONAL INVESTMENT PRACTICES

      WHEN-ISSUED SECURITIES. The Trust may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Trust agreed to pay for them. The Trust may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. The Trust may also purchase instruments that give the Trust the option to purchase a municipal obligation when and if issued.

      FUTURES TRANSACTIONS. The Trust may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or as a substitute for the purchase of securities. For example, futures contracts can be used to reduce the additional long-term interest rate risk the Trust bears by holding residual interest municipal bonds. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Obligation Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Trust's initial investment in these contracts. The Trust will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Eaton Vance's use of futures will be advantageous to the Trust. Distributions by the Trust of any gains realized on the Trust's transactions in futures and options on futures will be taxable. The rating agency guidelines with respect to the APS limits the use of these transactions. See "Investment Objective, Policies and Risks -- Rating Agency Guidelines."

      INVESTMENT COMPANY SECURITIES. The Trust may purchase common shares of closed-end investment companies that have a similar investment objective and policies to the Trust. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Trust, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that the Trust will incur indirectly.

ADDITIONAL RISK CONSIDERATIONS

      INTEREST RATE AND MARKET RISK. The prices of Municipal Obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. This risk is usually greater among Municipal Obligations with longer maturities or durations and when residual interest municipal bonds are held by the Trust. Although the Trust has no policy governing the maturities or durations of its investments, the Trust expects that it will invest in a portfolio of longer term securities. This means that the Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

      The Trust may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Trust, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of Trust shares.

      INCOME RISK. The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Trust holds residual interest municipal bonds.

      CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to replace such called security with a lower yielding security.

      CREDIT RISK. Municipal debt obligations are subject to the risk of non-payment of scheduled interest and/or principal. Such non-payment would result in a reduction of income to the Trust and a reduction in the value of the security experiencing non-payment. Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). The prices of lower quality securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("higher quality securities"), which react primarily to movements in the general level of interest rates. The investments in the Trust's portfolio will have speculative characteristics.

      As indicated above, the Trust may invest up to 35% of its total assets in Municipal Obligations rated below investment grade (but not, with respect to more than 30% of its total assets, lower than B by all Rating Agencies rating the obligation) and comparable unrated obligations. Such obligations are commonly called "junk bonds" and will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Eaton Vance seeks to minimize the risks of investing in below investment grade securities through professional investment analysis, attention to current developments in interest rates and economic conditions, and industry and geographic diversification. When the Trust invests in lower rated or unrated Municipal Obligations, the achievement of the Trust's goals is more dependent on the Eaton Vance's ability than would be the case if the Trust were investing in Municipal Obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, Eaton Vance will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. Eaton Vance will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

      Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower grade municipal securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust's portfolio securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Trust may be unable to obtain full recovery thereof.

      To the extent that there is no established retail market for some of the lower grade municipal securities in which the Trust may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Trust, subject to the supervision of the Board of Trustees of the Trust. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade municipal securities held in the Trust's portfolio, the ability of the Adviser to value the Trust's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Trust's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Trust may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist

      Municipal Obligations held by the Trust that are of below investment grade quality but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by Eaton Vance to be of investment grade quality for purposes of the Trust's investment policies. The Trust may retain in its portfolio an obligation that declines in quality, including defaulted obligations, if such retention is considered desirable by Eaton Vance. In the case of a defaulted obligation, the Trust may incur additional expense seeking recovery of its investment.

      Changes in the credit quality of the issuers of Municipal Obligations held by the Trust will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Trust's investments. The amount of information about the financial condition of an issuer of Municipal Obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

      The Trust may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

      CONCENTRATION. The Trust may invest 25% or more of its total assets in Municipal Obligations of issuers located in the same state (or U.S. territory) or in Municipal Obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political, or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicaid reimbursement policies, and national and state health care legislation.

      LIQUIDITY RISK. At times, a substantial portion of the Trust's assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell such securities when Eaton Vance believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust's net asset value.

      The secondary market for some Municipal Obligations (including issues which are privately placed with the Trust) is less liquid than that for taxable debt obligations or other more widely traded Municipal Obligations. These include residual interest municipal bonds. No established resale market exists for certain of the Municipal Obligations in which the Trust may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Trust may be unable to dispose of these Municipal Obligations at times when it would otherwise wish to do so at the prices at which they are valued.

      A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The risks associated with illiquidity are particularly acute in situations where the Trust's operations require cash, such as if the Trust tenders for its Common Shares, and may result in the Trust borrowing to meet short-term cash requirements.

      NON-DIVERSIFICATION. The Trust has registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

      YEAR 2000 COMPLIANCE. The Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Eaton Vance is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

      In addition, it is possible that the markets for municipal securities in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning on or before January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual issuers and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in financial statements. Accordingly, the Trust's investments may be adversely affected.

RATING AGENCY GUIDELINES

      The Trust intends that, so long as APS are outstanding, the composition of its portfolio will reflect guidelines established by S&P in connection with the Trust's receipt of a rating for such shares on or prior to their Date of Original Issue of at least AAA from S&P. S&P, which is a Rating Agency, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate Preferred Shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or Preferred Shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Trust in order to satisfy current requirements necessary for S&P to issue the above-described ratings for shares of APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of APS--Asset Maintenance."

      The Trust intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount. S&P has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value. The S&P guidelines do not impose any limitations on the percentage of Trust assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio.

      Upon any failure to maintain the required Discounted Value, the Trust will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "Description of APS--Asset Maintenance" and "Description of APS--Redemption." The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of APS then outstanding and (ii) certain accrued and projected payment obligations of the Trust. See "Description of APS--Asset Maintenance."

      The Trust may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of APS, at any time, may change or withdraw any such rating. As set forth in the Amended By-Laws, the Trust's Board of Trustees
("Board of Trustees"), without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Trust pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P that any such change would not impair the ratings then assigned by S&P to the APS.

      As described by S&P, a Preferred Shares rating is an assessment of the capacity and willingness of an issuer to pay Preferred Shares obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to S&P by the Trust and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Rating Agency.

      S&P AAA RATING GUIDELINES. The Discounted Value of the Trust's S&P Eligible Assets is calculated on each Valuation Date. See "Description of APS--Asset Maintenance--APS Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for Municipal Obligations Sold (as defined below) and Municipal Obligations eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Trust's portfolio under current S&P guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a Municipal Obligation eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Obligation will be determined by reference to (a) (i) the rating by S&P on such Municipal Obligation or (ii) in the event the Municipal Obligation is insured under a Policy and the terms of the Policy permit the Trust, at its option, to obtain other permanent insurance guaranteeing the timely payment of interest on such Municipal Obligation and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the Policy or (iii) in the event the Municipal Obligation is insured under an insurance policy which guarantees the timely payment of interest on such Municipal Obligation and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the insurance policy and
(b) the S&P Exposure Period. The S&P Exposure Period is the maximum period of time following a Valuation Date, including the Valuation Date and the APS Basic Maintenance Cure Date, that the Trust has to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount.

      S&P Discount Factors applicable to Municipal Obligations for a range of S&P Exposure Periods are set forth below:

                           S&P DISCOUNT FACTORS RATING
                             CATEGORY
           EXPOSURE PERIOD   AAA        AA        A         BB

           40 Business Days  190%       195%      210%      250%
           22 Business Days  170        175       190       230
           10 Business Days  155        160       175       215
            7 Business Days  150        155       170       210
            3 Business Days  130        135       150       190

      Since the S&P Exposure Period currently applicable to the Trust is seven Business Days, the S&P Discount Factors currently applicable to Municipal Obligations eligible for consideration under S&P guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "7 Business Days." Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, such short-term Municipal Obligations rated by Moody's but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term Municipal Obligations rated by Moody's but not rated by S&P may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations Sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

      The S&P guidelines require certain minimum issue size and geographical diversification and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, Municipal Obligations must:

      (i) be interest bearing and pay interest at least semi-annually;

      (ii) be payable with respect to principal and interest in U.S. dollars;

      (iii) be publicly rated BBB or higher by S&P or, except in the case of revenue anticipation notes that are grant anticipation notes or bond anticipation notes, which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's, be rated at least A by Moody's (provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to any such Moody's-rated Municipal Obligations, such Municipal Obligations will be deemed to have an S&P rating that is one full rating category lower than its Moody's rating);

      (iv) not be subject to a covered call or covered put option written by the Trust;

      (v) not be part of a private placement of Municipal Obligations; and

      (vi) be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

      Notwithstanding the foregoing:

      (i) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such obligations does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of the S&P Eligible Assets; and

      (ii) Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.

      The Trust may include Municipal Obligations as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Trust in writing that such action will not adversely affect its then-current rating on the APS.

      As discussed herein, the Trust may engage in options or futures transactions. For so long as any shares of APS are rated by S&P, the Trust will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the APS by S&P, except that the Trust may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:

      (i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")), that would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index, (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Trust's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

      (ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; (iii) the Trust will engage in Closing Transactions to close out any outstanding financial futures contract that the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

      (iii) the Trust will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

      (iv) when the Trust writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P) fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the

Trust's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Trust writes a financial futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

      For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Trust.

      For so long as the APS are rated by S&P, the Trust, unless it has received written confirmation from S&P that such action would not impair the ratings then assigned to the APS by S&P will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Trust's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of S&P Eligible Assets to be less than the APS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, (v) reissue any APS previously purchased or redeemed by the Trust, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Trust's pricing service or (vii) engage in reverse repurchase agreements.

      For so long as any shares of APS are rated by S&P, the Trust will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the APS by S&P, except that the Trust may engage in S&P Hedging Transactions subject to the limitations described herein. See "Investment Objective and Policies--Rating Agency Guidelines" and "--Options and Futures Transactions."

RISKS OF INVESTING IN APS

There are a number of specific factors investors in the APS should consider.

o The credit ratings of the APS could be reduced while an investor holds the APS.

o Neither Broker-Dealers nor the Trust are obligated to purchase the APS in an Auction or otherwise nor is the Trust required to redeem the APS in the event of a failed Auction.

o If in an Auction for the APS Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Beneficial Owners that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, the APS subject to such Sell Orders. Thus, under certain circumstances, Beneficial Owners may not have liquidity of investment.

      The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (I.E., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

      The Trust's Amended By-Laws includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. See "Description of Capital Stock-- Certain Provisions of the Declaration of Trust."

                               DESCRIPTION OF APS

      The APS will be Preferred Shares that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for the APS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Trust may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of the APS may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of APS--The Auction."

      Except as otherwise required by law or unless there is no Securities Depository, all outstanding APS will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Investors Bank & Trust Company ("IBT"), and no person acquiring APS will be entitled to receive a certificate representing such shares. See Appendix C (Auction Procedures). As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the APS. Accordingly, each purchaser of APS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the APS.

      When issued and sold, the APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of APS--Liquidation Rights." The APS will not be convertible into shares of Common Shares or other capital stock of the Trust, and the holders thereof will have no preemptive rights. The APS will not be subject to any sinking fund but will be subject to redemption at the option of the Trust at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject to mandatory redemption by the Trust at the Mandatory Redemption Price stated herein. See "Description of APS-- Redemption."

      In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Bankers Trust Corporation ("Bankers Trust") will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of the Trust, acting in accordance with the Trust's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

      Except in an Auction, the Trust will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any APS so long as the Trust is current in the payment of dividends on APS and on any other shares of beneficial interest of the Trust ranking on a parity with the APS with respect to the payment of dividends or upon liquidation.

      The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Trust's Declaration of Trust and Amended By-Laws, including the provisions thereof establishing the APS. The Trust's Declaration of Trust and the form of Amended By-Laws establishing the terms of the APS have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

THE AUCTION

      GENERAL. Holders of the APS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Trust, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days subject to certain exceptions set forth under "Description of APS--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

      The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Amended By-Laws (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Auction Procedures are attached as Appendix D to the Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, the Trust should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS--Dividends--Determination of Dividend Rate."

      AUCTION AGENT AGREEMENT. The Trust will enter into an agreement (the "Auction Agent Agreement") with Bankers Trust (together with any successor bank or trust company or other entity entering into a similar agreement with this Trust, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. The Trust will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

      The Auction Agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agent Agreement, the Trust is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

      The Auction Agent may terminate the Auction Agent Agreement upon notice to the Trust, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Trust may terminate the Auction Agent Agreement, provided that prior to such termination the Trust shall have entered into such an agreement with respect thereto with a successor Auction Agent.

      BROKER-DEALER AGREEMENTS. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with ______________ and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Trust, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with ___________ may not be terminated without the prior written consent of the Trust, which consent may not be unreasonably withheld.

      SECURITIES DEPOSITORY. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares of each series of APS initially will be registered in the name of IBT, as nominee of the Securities
Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS of the series to which it relates contained in the Amended By-Laws. IBT initially will be the holder of record of all shares of APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix D (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Trust to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

      AUCTION PROCEDURES. The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction procedures set forth in Appendix C to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the Statement of Additional Information.

      AUCTION DATE; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDENDS. An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close. Auctions for the APS for Dividend Periods after the Initial Dividend Period normally will be held every ___ after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following ________ (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. For example, in most cases, if the ____ that normally would be an Auction Date for the APS is not a Business Day, then such Auction Date will be the preceding ___ and the first day of the related Dividend Period will continue to be the following _____. See "Description of APS--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

      Except as noted below, whenever the Trust intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on the APS, the Trust will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Trust also may include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Trust will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of APS-- Dividends--Additional Dividends."

      Orders by  Beneficial  Owners,  Potential  Beneficial  Owners,   Existing
Holders  and Potential Holders. On or prior to each Auction Date:

      (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

            (i) Hold Order--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

            (ii) Bid--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

            (iii) Sell Order--indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

      (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

      The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

      In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

      The Maximum Applicable Rate for the APS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

      The Maximum Applicable Rate for the APS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and (ii) whether the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS as follows:


                                    APPLICABLE
                                  PERCENTAGE OF        APPLICABLE
             S&P CREDIT RATINGS   REFERENCE RATE     PERCENTAGE OF
                                 -- NOTIFICATION     REFERENCE RATE
                                                     --NOTIFICATION

               AA- or higher           110%               150%
                  A- to A+             125%               160%
               BBB- to BBB+            150%               250%
                 Below BBB-            200%               275%


      There is no minimum Applicable Rate in respect of any Dividend Period.

      The Trust will take all reasonable action necessary to enable S&P to provide a rating for the APS. If S&P shall not make such a rating available, the Underwriter or its affiliates and successors, after consultation with the Trust, will select another Rating Agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

      Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum

Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

      Neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial
Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement."

      If one or more Orders covering in the aggregate all of the outstanding APS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding the APS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

      If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS).

      For the purposes of an Auction, the APS for which the Trust shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Trust's custodian bank for the benefit of the Auction Agent, as set forth under "Description of APS-- Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Amended By-Laws of the Trust, the Trust will be prohibited from reissuing and its affiliates (other than the Underwriter) will be prohibited from transferring (other than to the Trust) any APS they may acquire. Neither the Trust nor any affiliate of the Trust (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Trust that is a Broker-Dealer may submit an Order.

      SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Trust) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

      If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

      (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

      (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

      (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

      If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

      DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

      If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, the APS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

      ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of APS will sell, continue to hold and/or purchase APS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the APS subject to such Hold Orders.

      If Sufficient Clearing Bids have been made:

            (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding APS subject to such Submitted Bid or Submitted Sell Order;

            (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding APS subject to such Submitted Bid;

            (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of APS subject to such Submitted Bid;

            (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of APS subject to such Submitted Bids, unless the number of outstanding APS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available APS over the number of APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding APS determined on a pro rata basis based on the number of outstanding APS subject to all such Submitted Bids of such Existing Holders; and

            (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available APS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the APS subject to all such Submitted Bids of Potential Holders.

      If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders):

            (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding APS subject to such Submitted Bid;

            (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of APS subject to such Submitted Bid; and

            (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding APS determined on a pro rata basis based on the outstanding APS subject to all such Submitted Bids and Submitted Sell Orders. If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of APS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of APS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole APS. If any Potential Holder would be entitled or required to purchase less than a whole APS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate APS for purchase among Potential Holders so that only whole APS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS.

      NOTIFICATION OF RESULTS; SETTLEMENT. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS. The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.

      In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction.
Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

      If any Existing Holder selling APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole APS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Trust nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

      The Auction Agent after each Auction will pay a service charge from funds provided by the Trust to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Trust and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

      The  Broker-Dealer  Agreements  provide  that a  Broker-Dealer  may submit
Orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an

Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

      The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (I.E., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

DIVIDENDS

      GENERAL. The holders of the APS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Common Shares, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Trust's investments. To the extent permitted under the Code, dividends on APS, to the extent that they are derived from Municipal Obligations, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."

      Dividends on the APS will accumulate from the date on which the Trust originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will be payable, at the option of the Trust, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of APS set forth in the Charter. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

      Prior to each Dividend Payment Date, the Trust is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Trust does not intend to establish any reserves for the payment of dividends.

      Each dividend will be paid to the record holder of the APS, which holder is expected to be the nominee of the Securities Depository. See "Description of APS--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such

Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

      Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

      The amount of cash dividends per share of APS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

      NOTIFICATION OF DIVIDEND PERIOD. With respect to each Dividend Period that is a Special Dividend Period, the Trust, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Trust may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Trust issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS, (v) the investment objective of the Trust and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

      If the Broker-Dealers shall not give the Trust and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Trust give a Notice of Special Dividend Period for the APS, the Trust may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Trust give a Notice of Special Dividend Period for the APS, the Trust, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special

Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Trust also shall provide a copy of such Notice of Special Dividend Period to S&P. The Trust shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Trust shall fail to maintain S&P Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Trust is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Trust that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Trust also shall provide a copy of such Notice of Revocation to S&P. If the Trust is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Trust may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

      DETERMINATION OF DIVIDEND RATE. The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the APS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends--General."

      NON-PAYMENT PERIOD; LATE CHARGE. A Non-Payment Period will commence if the Trust fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or
(ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York 40 City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Trust shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by the Trust to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend

Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Trust has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Trust to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS), provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and S&P (or any Substitute Rating Agency in lieu of S&P in the event such party shall not rate the APS) advises the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

      RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Trust may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). The Trust estimates that, based on the composition of its portfolio at _____, 1999, asset coverage with respect to the APS would be approximately ____% immediately after the issuance of the APS offered hereby. Under the Code, the Trust, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases in certain circumstances may impair the Trust's ability to maintain such qualification. See "Taxes."

      Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of APS upon any failure to pay dividends on shares of the Trust.

      For so long as any APS are outstanding, the Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other stock, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other stock of the Trust ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior stock (except by conversion into or exchange for stock of the Trust ranking junior to APS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Trust ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Trust would have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Trust has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.

      ADDITIONAL DIVIDENDS. If the Trust retroactively allocates any net capital gains or other income subject to regular Federal income taxes to the APS without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," which may only happen when such allocation is made as a result of the redemption of all or a portion of the outstanding APS or the liquidation of the Trust (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Trust, within 90 days (and generally within 60 days) after the end of the Trust's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares (initially IBT as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Trust. The Trust, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of the APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes."

      An "Additional Dividend" means payment to a present or former holder of the APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of APS is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of APS at the greater of: (a) the maximum marginal regular Federal individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (b) the maximum regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (a) and (b) the effect of any state and local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although the Trust generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes--Tax Treatment of Additional Dividends." The Trust will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

      If the Trust does not give advance notice of the amount of taxable income to be included in a dividend on the APS in the related Auction, as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Trust may include such taxable income in a dividend on the APS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable
Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.

ASSET MAINTENANCE

      The Trust will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

      1940 ACT APS ASSET COVERAGE. The Trust will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Trust, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act APS Asset Coverage"). If the Trust fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Trust will be required in certain circumstances to redeem certain of the APS. See "Redemption" below.

      The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby [AFTER GIVING EFFECT TO THE DEDUCTION OF THE SALES LOAD AND OFFERING EXPENSES FOR THE APS] will be computed as follows:

Value of Trust assets less
liabilities not constituting senior
securities
-----------------------                =               $-----------    =     %
Senior securities representing                         $
indebtedness plus liquidation value
of the shares of APS


      APS BASIC MAINTENANCE AMOUNT. So long as the APS are outstanding, the Trust will be required under the Amended By-Laws to maintain as of each Business Day (a "Valuation Date") S&P Eligible Assets and having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. If the Trust fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "APS Basic Maintenance Cure Date"), the Trust will be required in certain circumstances to redeem certain of the APS. Upon any failure to maintain the required Discounted Value, the Trust will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date. See "Redemption."

      The APS Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to (i) the sum of (A) the product of the number of APS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each APS outstanding to (but not including) the end of the current Dividend Period that follows such Valuation Date in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then-current Dividend Period for the APS will not end within 49 calendar days of such Valuation Date; (C) in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any APS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the S&P Volatility Factor determined from time to time by S&P (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then-current Non-Payment Period Rate); (D) the amount of anticipated Trust expenses for the 90 days subsequent to such Valuation Date (including any premiums payable with respect to a Policy); (E) the amount of the Trust's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i)
(E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Trust pursuant to repurchase agreements, any amounts payable for Municipal Obligations purchased as of such Valuation Date) less (ii) either (A) the Discounted Value of any Trust assets, or (B) the face value of any of the Trust's assets if such assets mature prior to or on the date of redemption of the APS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Trust for the payment of the amount needed to redeem the APS subject to redemption or to satisfy any of (i) (B) through (i) (F). For purposes of the foregoing, "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Trust were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

      The Discount Factors and guidelines for determining the market value of the Trust's portfolio holdings have been based on criteria established in connection with rating the APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Trust exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Trust and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Trust, without shareholder approval, but only in the event the Trust receives written confirmation from S&P, and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the APS by S&P or any Substitute Rating Agency.

      On or before the third Business Day after a Valuation Date on which the Trust fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, the Trust is required to deliver to the Auction Agent and S&P a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure (an "APS Basic Maintenance Report"). Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Trust will deliver an APS Basic Maintenance Report to S&P and the Auction Agent. The Trust also will deliver an APS Basic Maintenance Report as of the last Business Day of the last month of each fiscal quarter of the Trust on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of the last month of each fiscal quarter of the Trust, the Trust will deliver a letter prepared by the Trust's independent accountants regarding the accuracy of the calculations made by the Trust in its most recent APS Basic Maintenance Report. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Shares are repurchased by the Trust, the Trust will complete and deliver to S&P an APS Basic Maintenance Report as of the close of business on such date that Common Shares is repurchased. If any such letter prepared by the Trust's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Trust's independent accountants will be conclusive and binding on the Trust.

REDEMPTION

      OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a Notice of Redemption, as provided below, the Trust, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Trust during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS--Dividends--Additional Dividends." The Trust has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Trust's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

      MANDATORY REDEMPTION. The Trust will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Trust fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS--Dividends--Additional Dividends." The number of APS to be redeemed will be equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the Preferred Shares subject to redemption or retirement, would result in the Trust having S&P Eligible Assets each with an aggregate Discounted

Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of APS then outstanding will be redeemed), and (b) the maximum number of APS, together with all other shares of Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of APS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed which would result in the Trust having S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among shares of APS and other Preferred Shares subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of APS which may not be redeemed at the option of the Trust due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Trust is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of shares of APS which are subject to mandatory redemption or the Trust otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Trust will redeem those APS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

      GENERAL. If the APS are to be redeemed, a notice of redemption will be mailed to each record holder of such APS (initially IBT as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of APS to be redeemed, (iii) the redemption price, (iv) the place or places where APS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Amended By-Laws pursuant to which such shares are being redeemed. The notice also will be published in The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

      In the event that less than all of the outstanding APS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Trust shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all APS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders.
Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the APS series, the particular shares to be redeemed shall be selected by the Trust by lot or by such other method as the Trust shall deem fair and equitable.

      If the Trust gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Trust's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing an S&P Exposure Period of 22 Business Days) equal to the redemption payment for the APS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Trust shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Trust will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Trust, after which the holders of the APS of such series so called for redemption may look only to the Trust for payment thereof.

      So long as any APS are held of record by the nominee of the Securities Depository (initially _____________), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The

Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

      Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding APS, and all capital stock of the Trust ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and
(ii) if redemption thereof would result in the Trust's failure to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

LIQUIDATION RIGHTS

      Upon any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, the holders of APS will be entitled to receive, out of the assets of the Trust available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Trust ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any Additional Dividends. If such assets of the Trust shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Trust ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by the Trust except for any Additional Dividends. A consolidation, merger or share exchange of the Trust with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Trust shall not be deemed or construed to be a liquidation, dissolution or winding up of the Trust.

VOTING RIGHTS

      Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of APS will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares as a single class.

      In connection with the election of the Trust's trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Trust's trustees, and the remaining trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Shares are entitled, together with the holders of APS, to elect a majority of the trustees of the Trust under the 1940 Act, then the number of trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Trust as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional trustees elected by the holders of APS and any other Preferred Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

      The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which are substantially identical in all respects to the APS or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Trust receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Description of Capital Stock--Certain Provisions in the Declaration of Trust," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Trust's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies." The class vote of holders of shares of APS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

      The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Trust's Board of Trustees under the laws of The Commonwealth of Massachusetts.

THE ADVISER

      Eaton Vance Management acts as the Trust's investment adviser under an Investment Advisory Agreement ("Advisory Agreement"). The Adviser's principal office is located at 24 Federal Street, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $31 billion, of which approximately $28 billion is in investment companies. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

      Eaton Vance employs 24 personnel in its municipal bond department, including six portfolio managers, two traders and eleven credit analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal bond investment company, and has done so continuously since 1978. Eaton Vance currently manages 3 national municipal investment companies, 33 single state municipal investment companies, 10 limited maturity municipal investment companies and 1 money market municipal investment company, with assets of about $8 billion.

      Under the general supervision of the Trust's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Trust investment advice and office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser will compensate all Trustees and officers of the Trust who are members of the Adviser's organization and who render investment services to the Trust, and will also compensate all other Adviser personnel who provide research and investment services to the Trust. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of
 .70% of the average weekly gross assets of the Trust. Gross assets of the Trust shall be calculated by deducting accrued liabilities of the Trust not including the amount of any Preferred Shares outstanding.

      Thomas M. Metzold is the portfolio manager of the Trust and is responsible for day-to-day management of the Trust's investments. Mr. Metzold has been an employee of Eaton Vance since 1987 and a Vice President of Eaton Vance since 1991. Mr. Metzold, a Chartered Financial Analyst, is a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts. He currently manages four municipal bond investment companies with combined assets of over $2.8 billion.

      The Trust and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

      The Trust has engaged Eaton Vance to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust's business. In return for these services, facilities and payments, the Trust is authorized to pay Eaton Vance as compensation under the Administration Agreement a fee in the amount of .20% of the average weekly gross assets of the Trust.

      Eaton Vance has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any Preferred Shares and related expenses) for the first year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust borne by Eaton Vance at the onset of operations.

                                      TAXES

GENERAL

      The Trust intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Trust (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

      The Internal Revenue Service (the "IRS"), in a revenue ruling, held that certain auction rate Preferred Shares would be treated as stock for Federal income tax purposes. The terms of the APS are substantially similar, but not identical, to the auction rate Preferred Shares discussed in the revenue ruling, and in the opinion of Kirkpatrick & Lockhart LLP, counsel to the Trust, the APS will constitute stock of the Trust and distributions with respect to APS (other than distributions in redemption of APS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Trust's current and accumulated earnings and profits as calculated for Federal income tax purposes.
Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the APS constitute debt of the Trust. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Trust to holders of APS would constitute interest, whether or not they exceeded the earnings and profits of the Trust, would be included in full in the income of the recipient and would be taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

      Each dividend distribution ordinarily will constitute income exempt from regular federal income tax. Distributions of interest on certain Municipal Obligations, however, are a tax preference item under the federal alternative minimum tax. Moreover, distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Finally, distributions of the Trust's net capital gain ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset).

      The Trust will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position in a revenue ruling that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt interest and net long-term capital gains (as well as the new categories of capital gains referred to above). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Trust is required to allocate a portion of its net capital gains and other taxable income to each series of Preferred Shares. The Trust generally will notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for such dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as capital gains or other taxable income, the Trust anticipates that the dividends paid on the APS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to the APS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Trust and the total dividends paid by the Trust on its Common Shares and the APS during a taxable year, but the taxable distribution generally is not expected to be significant. In the opinion of Kirkpatrick & Lockhart LLP, counsel to the Trust, under current law the manner in which the Trust intends to allocate items of tax-exempt income, net capital gains, and other taxable income, if any, among the Trust's Common Shares and the APS will be respected for Federal income tax purposes. However, the tax treatment of Additional Dividends may affect the Trust's calculation of each class' allocable share of capital gains and other taxable income. See "Tax Treatment of Additional Dividends." In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Trust's method for allocating tax-exempt income, net capital gains, and other taxable income among Common Shares and the APS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Trust's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by the Trust as exempt-interest dividends to holders of APS may be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, the Trust would not be required to make payments to such shareholders to offset the tax effect of such reallocation. In addition, a reallocation may cause the Trust to be liable for income tax and excise tax on any reallocated taxable income. Kirkpatrick & Lockhart LLP has advised the Trust that, in its opinion, if the IRS were to challenge in court the Trust's allocations of income and gain, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Kirkpatrick & Lockhart LLP represents only its best legal judgment and is not binding on the IRS or the courts.

      If at any time when shares of APS are outstanding the Trust does not meet the asset coverage requirements of the 1940 Act, the Trust will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of APS--Restrictions on Dividends and Other Payments." This may prevent the Trust from distributing at least 90% of its net income, and may, therefore, jeopardize the Trust's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Trust, in its sole discretion, may redeem shares of APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a RIC. See "Description of APS--Redemption." There can be no assurance, however, that any such action would achieve such objectives.

      As noted above, the Trust must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of Preferred Shares that the Trust currently contemplates issuing may raise an issue as to whether distributions on such Preferred Shares are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Trust intends to issue Preferred Shares that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the IRS to that effect. If the Trust ultimately relies solely on a legal opinion when it issues such Preferred Shares, there is no assurance that the IRS would agree that dividends on the Preferred Shares are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the Preferred Shares, the Trust could lose the benefit of the special treatment afforded RICs under the Code. In this case, dividends on the Common Shares would not be exempt from Federal income taxes. Additionally, the Trust would be subject to the alternative minimum tax.

TAX TREATMENT OF ADDITIONAL DIVIDENDS

      If the Trust makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of APS who are subject to the Retroactive Taxable Allocation. See "Description of APS--Dividends--Additional Dividends." The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Trust intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Trust as an exempt-interest divided except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

                           ---------------------------

      The foregoing briefly summarizes some of the important federal income tax consequences of investing in the APS, reflects the federal tax law, as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. There may be other federal, state or local tax considerations applicable to a particular investor, including state alternative minimum tax. Investors should consult their tax advisers.

                        DESCRIPTION OF CAPITAL STRUCTURE

      The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest stock, par value $.01 per share, all of which shares were initially classified as Common Shares. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized, (ii) shares held by the Trust for its own account and (iii) shares outstanding, for each class of authorized securities of the Trust as of _____________, 1999.


                                                                     AMOUNT
                                                                   OUTSTANDING
                                                 AMOUNT HELD BY   (EXCLUSIVE OF
                                                 TRUST FOR ITS   AMOUNT HELD BY
TITLE OF CLASS                      AMOUNT        OWN ACCOUNT     TRUST FOR ITS
                                  AUTHORIZED                      OWN ACCOUNT)

Common Shares                      Unlimited          -0-
Auction Preferred Shares           Unlimited          -0-              -0-


      COMMON SHARES

      Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Trust available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have preemptive or conversion rights and shares of Common Shares are not redeemable. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

      Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting Rights."

      Shareholders are entitled to one vote for each share held. The shares of Common Shares, APS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares, APS and any other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining shares of Common Shares, APS and any other Preferred Shares will not be able to elect any of such Trustees.

      So long as any shares of APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Trust, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust is required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the preferred shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Restrictions on Dividends and Other Payments."

      The Trust will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

      The shares of Common Shares commenced trading on the NYSE on _______ , 1999. At ___ , 1999, the net asset value per share of Common Shares was $_____, and the closing price per share of Common Shares on the NYSE was $_____.

PREFERRED SHARES

      Under the Amended By-Laws, the Trust is authorized to issue an aggregate of ______ APS. See "Description of APS." Under the 1940 Act, the Trust is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Trust or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have preemptive rights to purchase any shares of APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

                       CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

      ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Trust that elected such Trustee and is entitled to vote on the matter.

      In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

      The Board of Trustees has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

      CONVERSION TO OPEN-END FUND. The Trust may be converted to an open-end investment company at any time if approved by the lesser of (i) 2/3 or more of the Trust's then outstanding Common Shares and Preferred Shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Shares and Preferred Shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of the Trust's portfolio likely would prohibit the Trust from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Trust's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Trust to an open-end investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company.


                                  UNDERWRITING

      The underwriter, ____________________ (the "Underwriter"), as lead representative has agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust and Eaton Vance (the "Underwriting Agreement"), to purchase from the Trust the number of Shares set forth below. The Underwriter is committed to purchase all of such Shares if any are purchased.

                                                       Number of Shares
                                                       ----------------

         ________________________...................

     The Underwriter has advised the Trust that it proposes initially to offer the APS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $__ per share. The Underwriter may allow, and such dealers may reallow, a discount not in excess of $__ per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The sales load of $__ per share is equal to __% of the initial public offering price. Investors must pay for any APS purchased in the initial public offering on or before ______, 1999.

     The Underwriter has agreed to pay the Trust an amount to cover expenses incurred in connection with the issuance and sale of the APS offered hereby (estimated to be $ ) and other expenses.

     The Underwriter will act in Auctions as a Broker-Dealer as set forth under "Description of APS--The Auction--General--Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "Description of APS--Broker-Dealers." The Underwriter also may provide information to be used in ascertaining the Reference Rate.

     The Trust anticipates that the Underwriter from time to time may act as a broker in connection with the execution of the Trust's portfolio transactions. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with the Underwriter involving high quality, short- term, tax-exempt securities, subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions."

     The Trust and the Adviser have agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act of 1933, as amended.

     As described below under "shareholder Servicing Agent, Custodian and Transfer Agency," PaineWebber Incorporated will provide shareholder services to the Trust pursuant to a Shareholder Servicing Agreement with Eaton Vance. Eaton Vance will pay a monthly fee for such services on an annual basis equal to .10% of the average weekly net assets of the Trust.

                 SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

      Pursuant  to  a  Shareholder   Servicing   Agreement  between  PaineWebber
Incorporated (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Trust on an ongoing basis and to communicate holders of Common Shares and prospective investors in Common Shares the Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors in Common Shares market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Trust, and consult with representatives and Trustees of the Trust in connection therewith. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee equal on an annual basis to .10% of the Trust's average weekly net assets, payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.

      Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. IBT maintains the Trust's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

      First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 is the transfer agent and dividend disbursing agent of the Trust.

                                 LEGAL OPINIONS

      It is expected that certain legal matters in connection with the APS offered hereby will be passed upon for the Trust by Kirkpatrick & Lockhart LLP, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities.

                                     EXPERTS

      The statement of assets, liabilities and capital of the Trust as of _____________, 1999 included in this Prospectus and the Registration Statement has been audited by _______________, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The selection of independent auditors is subject to ratification by shareholders of the Trust.

                             ADDITIONAL INFORMATION

      The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Regional Office, at Seven World Trade Center, 61 Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite

1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Trust, that file electronically with the Commission. Reports, proxy statements and other information concerning the Trust can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

      Additional information regarding the Trust and the APS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Trust with the Commission in Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Additional Investment Information and Restrictions......................B-2
Trustees and Officers...................................................B-8
Investment Advisory and Other Services..................................B-11
Portfolio Trading.......................................................B-12
Taxes...................................................................B-14
Other Information.......................................................B-17
Auditors................................................................B-18
Independent Auditors Report.............................................B-19
Financial Statements....................................................B-20
Appendix A: Ratings of Municipal Bonds..................................B-22
Appendix B: Tax Equivalent Yield Table..................................B-30
Appendix C: Settlement Procedures.......................................B-31
Appendix D: Auction Procedures..........................................B-34

                              TRUSTEES OF THE TRUST

JESSICA M. BIBLIOWICZ
President and Chief Operating Officer of John A. Levin & Co.

DONALD R. DWIGHT
President of Dwight Partners, Inc.

JAMES B. HAWKES
Chairman, President and Chief Executive Officer of Eaton Vance Corp.

SAMUEL L. HAYES, III
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration

NORTON H. REAMER
Chairman and Chief Executive Officer of United Asset Management Corporation

LYNN A. STOUT
Professor of Law, Georgetown University Law Center

JACK L. TREYNOR
Investment Adviser and Consultant

     *     Trustees to be elected by holders of Preferred Shares

                                    GLOSSARY

 " "AA" (AA) Composite Commercial Paper Rate," on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by [MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED] or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

"Additional Dividend" has the meaning set forth on page of this Prospectus.

"Adviser" means Eaton Vance Management.

"Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of APS or on behalf of a Potential Beneficial Owner.

"APS" means the Auction Market Preferred Shares with a par value of $.01 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Trust.

"APS Basic Maintenance Amount" has the meaning set forth on page __ of this Prospectus.

"APS Basic Maintenance Cure Date" has the meaning set forth on page __ of this Prospectus.

"APS Basic Maintenance Report" has the meaning set forth on page __ of this Prospectus.

"Anticipation  Notes"  means  the  following  Municipal   Obligations:   revenue
anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

"Applicable Percentage" has the meaning set forth on page ___of this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on shares of APS for any Dividend Period.

"Amended By-Laws" means the By-laws of the Trust as amended January __, 1999, specifying the powers, preferences and rights of the shares of APS.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Bankers Trust Corporation unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

"Auction Agent Agreement" means the agreement entered into between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" has the meaning set forth on page ___ of this Prospectus.

"Auction Procedures" means the procedures for conducting Auctions set forth in Appendix C to this Prospectus.

"Available APS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of APS or a Broker-Dealer that holds APS for its own account.

"Bid"  has  the  meaning  specified  in  Subsection  10(b)(i)   of  the  Auction
Procedures.

"Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Board of Trustees" or "Board" means the Board of Trustees of the Trust.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

"Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including ________________________, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commercial Paper Dealers" means _________________________ and such other commercial paper dealer or dealers as the Trust from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

"Common Shares" means the Common Shares, par value $.01 per share, of the Trust.

"Date of Original Issue" means, with respect to each APS, the date on which such share first is issued by the Trust.

"Declaration of Trust" means the Agreement and Declaration of Trust of the Trust dated December 10, 1998.

"Deposit Securities" means cash and Municipal Obligations rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

"Discount Factor" means a S&P Discount Factor.

"Discounted  Value" of any  asset of the  Trust  means  with  respect  to an S&P
Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor.

"Dividend Payment Date" has the meaning set forth on page of this Prospectus.

"Dividend Periods" has the meaning set forth on page of this Prospectus.

"DTC" means The Depository Trust Company.

"Eligible Assets" means S&P Eligible Assets.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Trust that is listed as the holder of record of APS in the records of the Auction Agent.

"Fitch" means Fitch IBCA or its successors.

"Hold Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

IBT means Investors Bank & Trust Company, the nominee of DTC, and in whose name the shares of APS initially will be registered.

"Initial Dividend Payment Date" has the meaning set forth on page ____ of this Prospectus.

"Initial Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS.

"Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

"Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

"IRS" means the United States Internal Revenue Service.

"Long Term Dividend Period" has the meaning set forth on page ___ of this Prospectus.

"Mandatory Redemption Price" has the meaning set forth on page ___ of this Prospectus.

"Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

"Maximum Applicable Rate" has the meaning specified under "Description of APS--The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in the Prospectus.

"Maximum Potential Additional Dividend Liability" has the meaning set forth on page __ of this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"Municipal Obligations" has the meaning set forth on page ___ of this Prospectus.

"Municipal Index" has the meaning set forth on page ___ of this Prospectus.

"1940 Act" means the Investment Company Act of 1940, as amended from time to time.

"1940 Act APS Asset Coverage" has the meaning set forth on page ___ of this Prospectus.

"1940 Act Cure Date" has the meaning set forth on page ___ of this Prospectus.

"Non-Call  Period"  has  the  meaning  set  forth  under  "Specific   Redemption
Provisions" below.

"Non-Payment Period" has the meaning set forth on page ___ of this Prospectus.

"Non-Payment Period Rate" has the meaning set forth on page ___ of this Prospectus.

"Notice of Revocation" has the meaning set forth on page ___ of this Prospectus.

"Notice of Special Dividend Period" has the meaning set forth on page ___ of this Prospectus.

"Optional Redemption Price" has the meaning set forth on page ___ of this Prospectus.

"Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

 "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring shares of APS (or, in the case of an Existing Holder, additional shares of APS).

"Preferred Shares" means Preferred Shares of beneficial interest, par value $.01 per share, of the Trust.

"Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

"Receivables For Municipal Obligations Sold," has the meaning set forth on page ___ of this Prospectus.

"Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period, having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S.
Treasury Note Rate.

"Request for Special Dividend Period" has the meaning set forth on page __ of this Prospectus.

"Response" has the meaning set forth on page ___ of this Prospectus.

"Retroactive Taxable Allocation" has the meaning set forth on page ___ of this Prospectus.

"S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

"S&P Discount Factor" has the meaning set forth on page ___ of this Prospectus.

"S&P Eligible Assets" has the meaning set forth on page ___ of this Prospectus.

"S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the APS Basic Maintenance Cure Date, that the Trust has under the Amended By-Laws to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount.

"S&P Hedging Transactions" has the meaning set forth on page ___ of this Prospectus.

"S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Trust in writing is applicable.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

"Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"7-Day Dividend Period" means a Dividend Period consisting of seven days.

"Short Term Dividend Period" has the meaning set forth on page ___ of this Prospectus.

"Special Dividend Period" has the meaning set forth on page ___ of this Prospectus.

"Specific  Redemption  Provisions"  means,  with  respect to a Special  Dividend
Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of APS subject to such Dividend Period shall not be subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of APS subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Trust after consultation with the Auction Agent and the Broker-Dealers.

"Submission Deadline" has the meaning specified in Subsection 10(a)(x) of the Auction Procedures.

"Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by _________________________, or its respective affiliates and successors, after consultation with the Trust, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the APS.

"Sufficient Clearing Bids" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a) (5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Trust may not utilize a successor index to the Kenny Index unless S&P provides the Trust with written confirmation that the use of such successor index will not adversely affect the then-current S&P rating of the APS.

"Treasury Bonds" has the meaning set forth on page of this Prospectus.

"Trust" means Eaton Vance Municipal Income Trust, a Massachusetts business that that is the issuer of the APS.

"U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

"Valuation Date" has the meaning set forth on page ___ of this Prospectus.

"Variation Margin" means, in connection with an outstanding financial futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such financial futures contract fluctuates.

"Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

                       EATON VANCE MUNICIPAL INCOME TRUST

                            AUCTION PREFERRED SHARES

                            __________________ SHARES

                     LIQUIDATION REFERENCE $25,000 PER SHARE

                                 ---------------


                                   PROSPECTUS

                                 ---------------


                            ________________________

                            __________________, 1999

                  SUBJECT TO COMPLETION -_______________, 1999

                                                  STATEMENT OF
                                                  ADDITIONAL INFORMATION

                       EATON VANCE MUNICIPAL INCOME TRUST

                                24 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                       (800) 225-6265



                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Additional Investment Information and Restrictions...................B-2
Trustees and Officers................................................B-8
Investment Advisory and Other Services...............................B-11
Portfolio Trading....................................................B-12
Taxes................................................................B-14
Other Information....................................................B-17
Auditors.............................................................B-18
Independent Auditors Report..........................................B-19
Financial Statements.................................................B-20
Appendix A: Ratings of Municipal Bonds...............................B-22
Appendix B: Tax Equivalent Yield Table...............................B-30
Appendix C: Settlement Procedures....................................B-31
Appendix D: Auction Procedures.......................................B-34








      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE MUNICIPAL INCOME TRUST (THE "TRUST") DATED _________, 1999 AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE TRUST AT 1-800-225-6265.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

      Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Trust's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

      MUNICIPAL OBLIGATIONS. Municipal Obligations are issued to obtain funds for various public and private purposes. Municipal Obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to Municipal Obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from such taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal Obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

      In general, there are three categories of Municipal Obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Trust's distributions derived from interest on all Municipal Obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Trust will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

      The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

      Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Trust may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Trust anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

      The obligations of any person or entity to pay the principal of and interest on a Municipal Obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a Municipal Obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving Municipal Obligations which were not foreseen by the financial and investment communities. The Trust will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any Municipal Obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Trust as a result of any such event, and the Trust may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Trust anticipates that real estate consulting and management services may be required with respect to properties securing various Municipal Obligations in its portfolio or subsequently acquired by the Trust. The Trust will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Trust. Any income derived from the ownership of operation of such assets may not be tax-exempt. In addition, the Trust's intention to qualify as a "regulated investment company" ("RIC") under the Code may limit the extent to which the Trust may exercise its rights by taking possession of such assets, because as a regulated investment company, the Trust is subject to certain limitations on its investments and on the nature of its income.

      The yields on Municipal Obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of Municipal Obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Trust will be affected by such changes.

      STATE CONCENTRATION. The Trust may invest 25% or more of its total assets in Municipal Obligations of issuers located in the same state. When the Trust does so, it will be sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

      ECONOMIC SECTOR CONCENTRATION. The Trust may invest 25% or more of its total assets in Municipal Obligations of issuers in the same economic sector. There could be economic, business or political developments which might affect all Municipal Obligations in a particular economic sector. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

      Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

      Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

      Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

      MUNICIPAL LEASES. The Trust may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Certain municipal lease obligations are illiquid.

      WHEN-ISSUED SECURITIES. New issues of Municipal Obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Trust's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Trust may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Trust to buy such securities on a settlement date that could be several months or several years in the future. The Trust may also purchase instruments that give the Trust the option to purchase a Municipal Obligation when and if issued.

      The Trust will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Trust enters into the purchase commitment. When the Trust commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Trust are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (I.E. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Trust remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Trust's net asset value than if it set aside cash to pay for when-issued securities.

      REDEMPTION, DEMAND AND PUT FEATURES AND PUT OPTIONS. Issuers of Municipal Obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Trust during a time of declining interest rates, the Trust may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds because they may protect to some degree against a rise in interest rates.

      LIQUIDITY AND PROTECTIVE PUT OPTIONS. The Trust may also enter into a separate agreement with the seller of a security or some other person granting the Trust the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although the Trust intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Adviser believes present minimal credit risks. The Trust would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Trust or that selling institutions will be willing to permit the Trust to exercise a put to hedge against rising interest rates. The Trust does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Trust after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

      ILLIQUID OBLIGATIONS. At times, a substantial portion of the Trust's assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust's net asset value.

      The secondary market for some Municipal Obligations issued within a state (including issues which are privately placed with the Trust) is less liquid than that for taxable debt obligations or other more widely traded Municipal Obligations. No established resale market exists for certain of the Municipal Obligations in which the Trust may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Trust may be unable to dispose of these Municipal Obligations at times when it would otherwise wish to do so at the prices at which they are valued.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A change in the level of interest rates may affect the value of the securities held by the Trust (or of securities that the Trust expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Trust may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Trust are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Trust may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Trust will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Trust's custodian for the benefit of the futures commission merchant through whom the Trust engages in such futures and options transactions.

      Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Trust from closing out positions and limiting its losses.

      The Trust will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. The Trust will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Trust or which it expects to purchase. The Trust will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.

      INVESTMENT RESTRICTIONS. The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Trust. As a matter of fundamental policy the Trust may not:

            (1) Borrow money, except as permitted by the 1940 Act;

            (2) Issue senior securities,  as defined in the 1940 Act, other than
      (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

            (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

            (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

            (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Trust is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

            (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

            (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

            (8) Invest more than 25% of its total assets in securities of issuers in any one industry.*

            *Securities of the U.S. Government, its agencies, or instrumentalities, and securities, including Municipal Obligations, backed by the credit of a governmental entity are not considered to represent industries. However, Municipal Obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, the 25% limitation would apply to such obligations. As discussed previously in this section and in the Prospectus, it is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for Municipal Obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

      For purposes of the Trust's investment restrictions, the determination of the "issuer" of a Municipal Obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

      The Trust has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Trust's shareholders. As a matter of nonfundamental policy, the Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

      Upon Board of Trustee approval the Trust may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

      Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

                              TRUSTEES AND OFFICERS

      The Trust's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110. Those Trustees who are "interested persons" of the Trust as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (38), TRUSTEE (1)
President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (since July 1997) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (since July 1997). Executive Vice President of Smith Barney Mutual Funds (from July 1994 to June 1997). Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: One Rockefeller Plaza, New York, New York 10020

DONALD R. DWIGHT (67), TRUSTEE (1)
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (57), VICE PRESIDENT AND TRUSTEE* (2)
Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV). Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (63), TRUSTEE (2)
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Trustee of Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR. Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), TRUSTEE (3)
Chairman of the Board and Chief Executive Officer, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director of UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), TRUSTEE (3)
Professor of Law, Georgetown University Law Center. Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey, NW, Washington, DC 20001.

JACK L. TREYNOR (68), TRUSTEE (3)
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  504 Via Almar, Palos Verdes Estates, California 90274

THOMAS J. FETTER (55), PRESIDENT
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (41), VICE PRESIDENT
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS M. METZOLD (39), VICE PRESIDENT
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), TREASURER
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), SECRETARY
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (62), ASSISTANT TREASURER AND ASSISTANT SECRETARY
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), ASSISTANT SECRETARY
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), ASSISTANT SECRETARY
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

----------
(1) Class I Trustee whose term expires in 1999.
(2) Class II Trustee whose termexpires in 2000.
(3) Class III Trustee whose term expires in 2001.

      Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Trust or its shareholders.

      The Nominating Committee of the Board of Trustees of the Trust is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

      Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.

      Trustees of the Trust who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Trust's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees.

      The fees and expenses of the noninterested Trustees of the Trust are paid by the Trust. (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the year ended December 31, 1997, the noninterested Trustees of the Trust earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1). It is estimated that the noninterested Trustees will receive from the Trust the amounts set forth below for the fiscal year ending November 30, 1999.

                                             Estimated      Total Compensation
                                             Compensation   From Trust and
Name                                         From Trust     Fund Complex
----                                         ----------     ------------

Jessica M. Bibliowicz......................       $385          N/A
Donald R. Dwight...........................       385           $145,000(2)
Samuel L. Hayes, III.......................       381           153,700(3)
Norton H. Reamer...........................       374           145,000
Lynn A. Stout..............................       385           N/A
Jack L. Treynor............................       422           150,000

(1) As of January 1, 1999 the Eaton Vance fund complex consists of 143 registered investment companies or series thereof.
(2) Includes $45,000 of deferred compensation.
(3) Includes $38,438 of deferred compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

      The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

      The Advisory Agreement with the Adviser continues in effect to February 28, 2000 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding interests of the Trust. The Trust's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trust's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Trust. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

      BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Rowland, and Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan Richardson, William M. Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

      EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Trust, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Trust and such banks.


                                PORTFOLIO TRADING

      Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Trust and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Trust and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal Obligations, including state obligations, purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Trust may also purchase Municipal Obligations from underwriters, and dealers in fixed price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Trust and the Adviser's other clients for providing brokerage and research services to the Adviser.

      As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Trust may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the
Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

      It is a common practice of the investment advisory industry and of the Advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Trust's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Trust is not reduced because the Adviser receives such Research

Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

      The Trust and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or BMR may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

      Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Trust or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

      Municipal Obligations considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the Trustees of the Trust that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                      TAXES

      The Trust has elected to be, and intends to qualify for treatment each year, as a RIC under the Code. Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income) and net capital gains in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. By doing so, the Trust will avoid any federal income tax on any income and gains it distributes to its shareholders. If the Trust failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all distributions, including those that otherwise would qualify as "exempt-interest dividends" (described below), as dividends (that is, ordinary income) to the extent of the Trusts' earnings and profits.

      To avoid incurring a federal excise tax obligation, the Trust must distribute (or be deemed to have distributed) each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for that year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on November 30 of that year, after reduction by any available capital loss carryforwards and (iii) 100% of certain other amounts. Under current law, provided that the Trust qualifies as a RIC, it should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

      The Trust's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. The Trust may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash to enable it to distribute that income to Trust shareholders and thereby remain qualified for treatment as a RIC and avoid imposition of the excise tax described above.

      Investments in lower-rated or unrated securities may present special tax issues for the Trust to the extent that the issuers of these securities default on their obligations pertaining thereto. The federal tax law is not entirely clear regarding the consequences of the Trust's taking certain positions in connection with ownership of distressed securities. For example, there is uncertainty regarding: (i) when the Trust may or must cease to accrue interest, original issue discount, or market discount on these securities; (ii) when and to what extent deductions may be taken for bad debts or worthless securities;
(iii) how payments received on obligations in default should be allocated between principal and income; and (iv) whether exchanges of debt obligations in a workout context are taxable.

      Distributions by the Trust of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. For the Trust to be able to pay exempt-interest dividends, the Trust must, and intends to, satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). The portion of exempt-interest dividends attributable to interest on certain Municipal Obligations is treated as a tax preference item for purposes of the AMT. Shareholders are required to report tax-exempt interest dividends on their federal income tax returns.

      The Trust will designate distributions made to holders of Common Shares and to holders of those preferred shares, including the APS, in accordance with each class's proportionate share of each item of Trust income (such as tax-exempt interest, net capital gains and other taxable income).

      A portion of exempt-interest dividends paid by the Trust will not be tax-exempt to any shareholder who is a "substantial user" of the facilities financed by tax-exempt obligations held by the Trust or "related persons" of such substantial users.

      Any recognized gain or other income attributable to market discount on long-term tax-exempt Municipal Obligations (i.e., obligations with a term of more than one year) other than, in general, at their original issue, is taxable as ordinary income. Such an obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount, or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

      From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of Municipal Obligations, and it can be expected that similar proposals may be introduced in the future. If any such proposals were enacted, the availability of Municipal Obligations for investment by the Trust and the value of the securities it held may be affected.

      The Trust may realize some capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Trust may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped Municipal
Obligations or their stripped coupons, and certain realized gains or income attributable to accrued market discount. Any distributions by the Trust of those capital gains or taxable income would be taxable to its shareholders. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Trust. Certain distributions declared in October, November or December and paid the following January may be taxed to shareholders as if received on December 31 of the year in which they are declared.

      The Trust's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Trust distributions to shareholders. For example, certain positions held by the Trust on the last business day of each taxable year will be "marked to market" (i.e., treated as if closed out on that day), and any resulting gain or loss (in addition to gain or loss from actual dispositions of such positions) will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Trust that substantially diminish the Trust's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Trust losses, adjustments in the holding period of portfolio securities, and conversion of short-term capital losses into long-term capital losses. The Trust may have to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

      Any loss realized upon the sale or exchange of the APS held by a Shareholder for six months or less will be disallowed to the extent the shareholder has received exempt-interest dividends with respect to those shares, and any such loss that exceeds the disallowed amount will be treated as a long-term capital loss to the extent of any distribution of net capital gain with respect to those shares. In addition, a loss realized on a sale of the APS will be disallowed to the extent the shareholder acquires other APS within the period beginning 30 days before the sale and ending 30 days after the sale.

      Taxable dividends (including capital gain dividends) payable by the Trust to individuals and certain other non-corporate shareholders who have not provided the Trust with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service ("IRS"), as well as shareholders with respect to whom the Trust has received certain notifications from the IRS are subject to "backup" withholding of federal income tax at a rate of 31%. An individual's TIN is generally his or her social security number.

      The Trust is not appropriate for non-U.S. investors or as a retirement plan investment.

      STATE AND LOCAL TAXES. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Trust may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Trust will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

      The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in the Trust.

                                OTHER INFORMATION

      The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, Shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of Shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any Shareholder held personally liable for the claims and liabilities to which a Shareholder may become subject by reason of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations. The Trust believes the risk of any Shareholder of APS incurring any liability for the obligations of the Trust is remote.

      The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

      The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

      The Trust's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                                    AUDITORS

                         ,   Boston,   Massachusetts,    are   the   independent
accountants for the Trust, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                          INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholder of
Eaton Vance Municipal Income Trust:


      We have audited the  accompanying  statement of assets and  liabilities of
Eaton Vance Municipal Income Trust (the "Fund") as of                    ,  1999
and  the  related   statement  of  operations   for  the  _______  period  ended
                     , 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of , 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.


Boston, Massachusetts

                  , 1999

                       EATON VANCE MUNICIPAL INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES

                                                    , 1999


ASSETS:
     Cash..................................................    $
     Deferred initial offering expenses....................
     Total assets..........................................    $________

LIABILITIES:
     Initial offering expenses accrued.....................    $________
     Total liabilities.....................................    $________
Net assets applicable to ____________ common shares of
beneficial interest issued and outstanding.................    $
                                                               ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE...............    $  15.00
                                                               ========


                           NOTE TO FINANCIAL STATEMENT

      Eaton Vance Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale
of                shares of its beneficial  interest to Eaton Vance  Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering
expenses reflected above assume the initial sale of          shares.

                       EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                             STATEMENT OF OPERATIONS

                                 FOR THE ___________, 199


   INCOME:                                      $


   EXPENSES:
     Organization expenses                      $

      Total Expenses                            $

   Preliminary reduction of expenses            $

      Net expenses                              $

   Net investment loss                          $


                           NOTE OF FINANCIAL STATEMENT

      Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first fiscal year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust borne by the administrator at the onset of operations.

                                   APPENDIX A



                           RATINGS OF MUNICIPAL BONDS
                 DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.
                       ("MOODY'S") MUNICIPAL BOND RATINGS

 Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Trustamentally strong position of such issues.
 Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.
 A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
 Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
 Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
 B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
 Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
 Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
 C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

      Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

                      DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on Trusts employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

      The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      I. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

      II.   Nature of and provisions of the obligation; and

      III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA    Debt rated "AA" differs from the highest rated  obligations  only in
            small  degree.   The  obligor's   capacity  to  meet  its  financial
            commitment on the obligation is very strong.

      A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

      BB    Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having
      B     significant speculative characteristics. "BB" indicates the
      CCC   least degree of speculation and "C" the highest degree of
      CC    speculation. While such bonds will likely have some quality and
      C     protective  characteristics,  these  may be  outweighed  by large uncertainties or major exposures to adverse conditions.

      D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A Standard & Poor's Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2   Capacity  for  timely   payment  on  issues  with  this   designation   is
      satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of
      changes   in   circumstances   than   obligations   carrying   the  higher
      designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

      A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUED CREDIT RATINGS

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

      --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

      SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus "+" designation.

      SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      SP-3 Speculative capacity to pay principal and interest.

     DESCRIPTION OF FITCH IBCA, INC. ("FITCH") INVESTMENT GRADE BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

      A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR          Indicates that Fitch does not rate the specific issue.

Conditional A conditional  rating is premised on the successful  completion of a project or the occurrence of a specific event.

Suspended   A rating is  suspended  when Fitch  deems the amount of  information available from the issuer to be inadequate for rating purposes.

Withdrawn   A rating  will be  withdrawn  when an issue  matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert  Ratings  are  placed  on  FitchAlert  to  notify   investors  of  an
            occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

      Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

      BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C     Bonds are in imminent default in payment of interest or principal.

    DDD   Bonds are in default on interest and/or principal payments. Such bonds
    DD are extremely speculative and should be valued on the basis of their D ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                    DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                           TAX EQUIVALENT YIELD TABLE

      The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 6% under the regular federal income tax law and tax rates applicable to individuals for 1998.

                                            Combined                           Tax Exempt Yield Of:
  Single Return      Joint Return           Federal and            4.75%      5.00%      5.25%      5.50%     5.75%     MA State
------------------   -------------                                 ------------------------------------------------
                 (Taxable Income*)          Tax Bracket              is Equivalent to a Fully Taxable Yield Of:
-----------------------------------------------------              -------------------------------------------------------------

Up to $25,350         Up to $42,350           20.06%               5.94%      6.25%      6.57%      6.88%     7.19%
$25,351 - $61,400     $42,351 - $102,300      32.28                7.01       7.38       7.75       8.12      8.49
$61,401 - $128,100    $102,301 - $155,950     35.11                7.32       7.70       8.09       8.48      8.86
$128,101 - $278,450   $155,951 - $278,450     39.81                7.89       8.31       8.72       9.14      9.55
Over $278,450         Over $278,450           43.19                8.36       8.80       9.24       9.68     10.12

*NET AMOUNT SUBJECT TO FEDERAL AND MASSACHUSETTS PERSONAL INCOME TAX AFTER DEDUCTIONS AND EXEMPTIONS.

      The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $124,500. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $124,500 and joint filers with adjusted gross income in excess of $186,800. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

      Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax, other income received by the Trust may be taxable. The table does not take into account state or local taxes, if any, payable on Trust distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

      The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                   APPENDIX C

                              SETTLEMENT PROCEDURES

      The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Trust that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of this Prospectus or Appendix C hereto, as the case may be.

      (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of APS to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of APS to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of shares of APS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of APS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of APS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of shares of APS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of APS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of APS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the APS.

          (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of APS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of APS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of APS of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker- Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

          (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any Trusts received by it pursuant to (b) (i) above and any shares of APS received by it pursuant to (b) (ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a) (v) or (a)(vi) above.

          (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b) (i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

            (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a) (vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

          (e) On the day after the Auction Date: (i) each Bidder's Agent Member referred to in (d)

          (i) above shall instruct the Securities Depository to execute the transactions described in (b) (i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)
      (iii)  above,   and  the   Securities   Depository   shall   execute  such
      transactions.

      (f) If a Beneficial Owner selling shares of APS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of APS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of APS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                   APPENDIX D

                               AUCTION PROCEDURES

      The following procedures will be set forth in provisions of the Amended By-Laws relating to the APS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the forepart of this Prospectus. Nothing contained in this Appendix C constitutes a representation by the Trust that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

      PARAGRAPH 10(A) CERTAIN DEFINITIONS.

      As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

      (i) "APS" shall mean the shares of APS being auctioned pursuant to this Paragraph 10.

      (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

      (iii) "Available APS" shall have the meaning specified in Paragraph 10(d)(i) below.

      (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

      (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

      (vi) "Hold Order" shall have the meaning specified in Paragraph 10(b)(i) below.

      (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and (ii) whether the Trust has provided modification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS as follows:

                                             Applicable
                                            Percentage of        Applicable
                      Credit Ratings       Reference Rate       Percentage of
                             S&P                 No            Reference Rate
                      --------------        Notification        Notification
                                            ------------        ------------

                        AA- or Higher           110%                150%
                          A- to A+              125%                160%
                        BBB- to BBB+            150%                250%
                         Below BBB-             200%                275%

      The Trust shall take all reasonable action necessary to enable S&P to provide a rating for the APS. If S&P shall not make such a rating available, _________________________ or its affiliates and successors, after consultation with the Trust, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

      (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

       (ix) "Sell Order" shall have the meaning specified in Paragraph 10(b)(i) below.

      (x) "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

      (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

      (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

      (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

      (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

      (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 10(d)(i) below.

      (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

PARAGRAPH 10(B) ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS.

      (i) Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

      (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

      (1) the number of outstanding APS, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

      (2) the number of outstanding APS, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner, and/or

      (3) the number of outstanding APS, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

      (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding APS, if any, which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

      (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

      (1) the number of outstanding APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

      (2) such number or a lesser number of outstanding APS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

      (3) a lesser number of outstanding APS to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

      (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

      (1) the number of outstanding APS specified in such Sell Order, or

      (2) such number or a lesser number of outstanding APS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

      (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

      (1) the number of outstanding APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

      (2) such number or a lesser number of outstanding APS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

PARAGRAPH 10(C) SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

      (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

      (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

      (B) the aggregate number of outstanding APS that are the subject of such Order;

      (C) to the extent that such Bidder is an Existing Holder

      (1) the number of outstanding APS, if any, subject to any Hold Order placed by such Existing Holder;

      (2) the number of outstanding APS, if any, subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

      (3) the number of outstanding APS, if any, subject to any Sell Order placed by such Existing Holder; and

      (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

      (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

      (iii) If an Order or Orders covering all of the outstanding APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding APS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

      (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding APS held by such Existing Holder;

      (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of shares of APS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

      (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of APS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of APS equal to such excess.

      (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of APS therein specified.

      (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

PARAGRAPH 10(D) DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

      (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

      (A) the excess of the total number of outstanding APS over the number of outstanding APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

      (B) from the Submitted Orders whether the number of outstanding APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

      (1) the number of outstanding APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

      (2) the number of outstanding APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding APS in clauses (1) and (2) above are each zero because all of the outstanding APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

      (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

      (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of APS that are the subject of such Submitted Bids, and

      (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the APS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

      (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

      (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

      (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

      (C) if all of the outstanding APS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the Reference Rate (or 90% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS) on the date of the Auction.

PARAGRAPH 10(E) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

      Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

      (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted
Bids shall be rejected:

      (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of APS that are the subject of such Submitted Sell Order or Submitted Bid;

      (B) the Submitted Bid of each of the Existing Holder specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding APS that are the subject of such Submitted Bid;

      (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

      (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding APS that are the subject of such Submitted Bid, unless the number of outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of outstanding APS ("Remaining Shares") equal to the excess of the Available APS over the number of outstanding APS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of APS, but only in an amount equal to the difference between (1) the number of outstanding APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

      (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding APS obtained by multiplying (x) the difference between the Available APS and the number of outstanding APS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding APS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

      (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding APS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

      (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding APS that are the subject of such Submitted Bid;

      (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding APS that are the subject of such Submitted Bid; and

      (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of APS obtained by multiplying (x) the difference between the Available APS and the aggregate number of outstanding APS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by

(y) a fraction the numerator of which shall be the number of outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

      (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding APS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole APS.

      (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS on such Auction Date.

      (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding APS to be purchased and the aggregate number of outstanding APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding APS.

PARAGRAPH 10(F) MISCELLANEOUS.

      The Trust may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and
(B) except as otherwise required by law, shall have the ownership of the APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Trust nor any Affiliate (other than _________________________) shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate (other than _________________________) shall not sell, transfer or otherwise dispose of APS to any Person other than the Trust. All of the outstanding APS of a Series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Trust's option and upon its receipt of such documents as it deems appropriate, any APS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such

Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.

                      EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                _________________, 1998



INVESTMENT ADVISER AND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122

INDEPENDENT ACCOUNTANTS
________________________________
________________________________
Boston, MA _____________________

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (1) FINANCIAL STATEMENTS:

        INCLUDED IN PART A:   Not Applicable

        INCLUDED IN PART B:   Not Applicable

   (2) EXHIBITS:

      (a) Agreement and Declaration of Trust dated December 10, 1998 is incorporated herein by reference to the Trust's Initial Registration Statement on Form N-2 (File Nos. 333-68719 and 811-09141) filed with the Securities and Exchange Commission (the "Commission") on December 11, 1998 (the "Initial Common Shares Registration Statement").

      (b) By-Laws are incorporated herein by reference to the Trust's Initial Common Shares Registration Statement.

           (1)  Form of Amendment No. 1 to the By-Laws filed herewith.

      (c)  Not applicable

      (d)  (1)  Form   of  Specimen  Certificate  of Auction Preferred Shares of
                Beneficial Interest to be filed by amendment.

           (2) Form of Specimen Certificate of Common Shares of Beneficial Interest is incorporated herein by reference to the Initial Common Shares Registration Statement.

      (e)  Form  of  Dividend   Reinvestment  Plan  is  incorporated  herein  by
           reference to the Initial Common Shares Registration Statement.

      (f)  Not applicable

      (g) (1) Form of Investment Advisory Agreement with respect to Auction Preferred Shares to be filed by amendment.

           (2) Form of Investment Advisory Agreement with respect to Common Shares to be filed by amendment.

      (h) (1) Form of Purchase Agreement for Auction Preferred Shares to be filed by amendment.

           (2) Form of Underwriting Agreement for Common Shares to be filed by amendment.

           (3) Form of Master Agreement Among Underwriters to be filed by amendment. (4) Form of Master Selected Dealers to be filed by amendment.

      (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

      (j)  Custodian Agreement to be filed by amendment.

      (k) (1) Form of Transfer Agency and Services Agreement is incorporated herein by reference to the Initial Common Shares Registration Statement.

           (2) Form of Auction Agent Agreement between the Registrant and Bankers Trust Co. to be filed by amendment.

           (3)  Form of Broker-Dealer Agreement to be filed by amendment.

           (4)  Form of Letter of Representations to be filed by amendment.

           (5) Form of Administration Agreement is incorporated herein by reference to the Initial Common Shares Registration Statement.

           (6)  Form  of  Shareholder   Servicing   Agreement  to  be  filed  by
                amendment.

      (l)  Opinion and Consent of Counsel to be filed by amendment.

      (m)  Not applicable

      (n)  (1) Consent of Standard & Poor's to be filed by amendment.

           (2)  Consent of Independent Auditors' to be filed by amendment.

      (o)  Not applicable

      (p)  Letter   Agreement  with  Eaton  Vance  Management  to  be  filed  by amendment.

      (q)  Not applicable

      (r)  Financial Data Schedule to be filed by amendment.

      (s)  Power of Attorney to be filed by amendment.

 ITEM 25.  MARKETING ARRANGEMENTS

       See the Underwriting Agreement to be filed as Exhibit (h).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the approximate expenses incurred in connection with the offerings of Registrant (some of which will be borne by the Investment Adviser):

         Registration fees..............................................        $ 22,240
         National Association of Securities Dealers, Inc. Fees..........        $  8,500
         Printing (other than stock certificates).......................        $ 30,000
         Engraving and printing stock certificates......................        $ 10,000
         Legal fees and expenses........................................        $ 10,000
                                                                                --------
           Total........................................................        $ 80,740
                                                                                ========

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

       None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                        (1)                                 (2)
                  Title of Class                 Number of Record Holders

 Auction Preferred Shares of beneficial interest,            0
             par value $.01 per share                      as of
                                                     January 15, 1999
       Common Shares of beneficial interest,                 0
             par value $.01 per share                      as of
                                                     January 15, 1999

ITEM 29.  INDEMNIFICATION

    The Registrant's By-Laws and Form of Amendment No. 1 filed herein and the Underwriting Agreement to be filed contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

    Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the Underwriters in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the Distributor in connection with the Common Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

    Reference  is made to:  (i) the  information  set forth  under  the  caption
"Investment Advisory and Other Services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 32.  MANAGEMENT SERVICES

    None.

ITEM 33.  UNDERTAKINGS

    (1) Registrant undertakes to suspend offering of its Auction Preferred Shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable

    (3) Not applicable

    (4) Not applicable

    (5) (a) For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be initial bona fide offering thereof.

    (6) The registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                     NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Municipal Income Trust is on file with the Secretary of State of the Commonwealth of
Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 15th day of January, 1999.


                                  EATON VANCE MUNICIPAL INCOME TRUST

                                  By: /s/ Thomas J. Fetter
                                      --------------------------------
                                      Thomas J. Fetter, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature                            Title                        Date
           ---------                            -----                        ----

                                        President (Principal Executive
/s/ Thomas J. Fetter                    Officer)                        January 15, 1999
-----------------------------
Thomas J. Fetter

                                        Treasurer (Principal
/s/ James L. O'Connor                   Financial and Accounting        January 15, 1999
-----------------------------           Officer)
James L. O'Connor


/s/ James B. Hawkes                     Vice President and Trustee      January 15, 1999
-----------------------------
James B. Hawkes


/s/ Donald R. Dwight                    Trustee                         January 15, 1999
-----------------------------
Donald R. Dwight


/s/ Norton H. Reamer                    Trustee                         January 15, 1999
-----------------------------
Norton H. Reamer


/s/ Jack L. Treynor                     Trustee                         January 15, 1999
-----------------------------
Jack L. Treynor

                                  EXHIBIT INDEX

Exhibits        Description                                          Page
--------        -----------                                          ----

(a)   Form of Amendment No. 1 to By-Laws

                       EATON VANCE MUNICIPAL INCOME TRUST

                     Amendment No. 1 to By-laws - Statement

                             creating one series of

                            Auction Preferred Shares


      WHEREAS, Section 5.1 of Article VI of the Agreement and Declaration of Trust dated December 10, 1998 of Eaton Vance Municipal Income Trust (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of State of The Commonwealth of Massachusetts, provides that the Trustees may, without shareholder approval, authorize one or more classes of shares (which classes may be divided into two or more series), shares of each such class or series having such preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, as the Trustees may determine and as shall be set forth in the By-laws; and

      WHEREAS, pursuant to authority expressly vested in the Trustees of the Trust by Section 5.1 of Article VI of the Declaration of Trust, the Trustees have authorized, in addition to that Trust's common shares, a class of _____ preferred shares, without par value, liquidation preference $50,000 per share plus accumulated but unpaid dividends thereon, if any (whether or not earned or declared), plus the premium, if any, resulting from the designation of a Premium Call Period, designated Auction Preferred Shares, Series A;

      NOW, THEREFORE, the By-laws of Eaton Vance Municipal Income Trust are hereby amended as follows:

1. ARTICLES VII through XIII shall be redesignated as ARTICLES VIII through XIV and all affected cross references therein hereby are amended accordingly.

2.       A new ARTICLE VII shall be added as follows:

                                   ARTICLE VII

             STATEMENT CRATING A SERIES OF AUCTION PREFERRED SHARES


                                   DESIGNATION

      Auction Preferred Shares: An unlimited number of shares of beneficial interest of Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series A." Each share of Auction Preferred Shares, Series A (sometimes referred to herein as "Series A APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustee of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Amended By-Laws. The Auction Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Auction Preferred Shares shall be identical.

      1. DEFINITIONS. (a) Unless the context or use indicates another or different meaning or intent, in these Amended By-Laws the following terms have the following meanings, whether used in the singular or plural:

      "`AA' Composite Commercial Paper Rate," on any date of determination, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite
Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent on the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

      "Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of these Amended By-Laws.

      "Additional Dividend" has the meaning set forth in paragraph 2(e) of these Amended By-Laws.

      "Adviser" means the Trust's investment adviser which initially shall be Eaton Vance Management.

      "Affiliate" means any Person, other than PaineWebber Incorporated or its successors, known to the Auction Agent to be controlled by, in control of, or under common control with, the Trust.

      "Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of APS or a Potential Beneficial Owner.

      "APS" means, as the case may be, the Auction Preferred Shares.

      "APS Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of APS and Other APS Outstanding on such Valuation Date multiplied by the sum of (a) $25,000 and (b) any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of APS and Other APS Outstanding, in each case, to (but not including) the end of the current Dividend Period for each series of APS that follows such Valuation Date in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then current Dividend Period for each series of APS will not end within 49 calendar days of such Valuation Date; (C) in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of APS and Other APS Outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor, determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date (including any premiums payable with respect to a Policy); (E) the amount of the Trust's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, and immediately upon determination, any amounts due and 5 payable by the Trust pursuant to repurchase agreements and any amounts payable for Municipal Obligations purchased as of such Valuation Date) less (ii) either (A) the Discounted Value of any of the Trust's assets, or (B) the face value of any of the Trust's assets if such assets mature prior to or on the date of redemption of APS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Trust for the payment of the amount needed to redeem shares of APS subject to redemption or to satisfy any of (i)(B) through
(i)(F).

      "APS Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the APS Basic Maintenance Amount (as required by paragraph 7(a) of these Amended By-Laws) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

      "APS Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

      "Anticipation Notes" shall mean the following Municipal Obligations: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

      "Applicable Percentage" has the meaning set forth in paragraph 10(a)(vii) of these Amended By-Laws.

      "Applicable Rate" means the rate per annum at which cash dividends are payable on the APS or Other APS, as the case may be, for any Dividend Period.

      "Auction" means a periodic operation of the Auction Procedures.

      "Auction Agent" means ______________ unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS and Other APS.

      "Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 10 of this Article VIII, Section 2 of these Amended By-Laws.

      "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of APS or a Broker-Dealer that holds APS for its own account.

      "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 10 of this
Article VIII, Section 2 of these Amended By-Laws, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

      "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 10 of this Article VIII, Section 2 of these Amended By-Laws.

      "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

      "Declaration of Trust" means the Agreement and Declaration of Trust, as amended and supplemented (including these Amended By-Laws), of the Trust.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Commercial Paper Dealers" means PaineWebber Incorporated and such other commercial paper dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

      "Common Shares" means the shares of beneficial interest designated as common shares, par value $.01 per share, of the Trust.

      "Trust"  means  Eaton  Vance  Municipal  Income  Trust,   a  Massachusetts
business trust.

      "Date of Original Issue" means, with respect to any share of APS or Other APS, the date on which the Trust originally issues such share.

      "Deposit Securities" means cash and Municipal Obligations rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

      "Discounted Value" means the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.

      "Dividend Payment Date," with respect to APS, has the meaning set forth in paragraph 2(b)(i) of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

      "Dividend Period" means the Initial Dividend Period, any 7-Day Dividend Period and any Special Dividend Period.

      "Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Trust that is listed as the holder of record of shares of APS in the Share Books.

      "Forward  Commitment"  has the meaning set forth in paragraph 8(c) of this
Article VIII, Section 2 of these Amended By-Laws.

      "Holder" means a Person identified as a holder of record of shares of APS in the Share Register.

      "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

      "Initial Dividend Payment Date" means the Initial Dividend Payment Date as determined by the Board of Trustees of the Trust with respect to each series of APS or Other APS, as the case may be.

      "Initial Dividend Period" has the meaning set forth in paragraph 2(c)(i) of this Article VIII, Section 2 of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

      "Initial Dividend Rate" means the rate per annum applicable to the Initial Dividend Period for such series of APS and, with respect to Other APS, has the equivalent meaning.

      "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

      "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

      "Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.

      "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends.

      "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

      "Market Value" of any asset of the Trust shall be the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service 10 may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

      "Maximum Applicable Rate," with respect to APS, has the meaning set forth in paragraph 10(a)(vii) of this Articles VIII, Section 2 of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

      "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Trust were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

      "Moody's" means Moody's Investors Service, Inc. or its successors.

      "Municipal Obligations" means "Municipal Obligations" as defined in the Trust's Registration Statement on Form N-2 (File No. 333-________) relating to the APS on file with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time, as well as short-term municipal obligations.

      "Municipal  Index" has the  meaning  set forth in  paragraph  8(a) of this
Article VIII, Section 2 of these Amended By-Laws.

      "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

      "1940 Act APS Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest, including all outstanding shares of APS and Other APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its Common Shares).

      "1940 Act Cure Date," with respect to the failure by the Trust to maintain the 1940 Act APS Asset Coverage (as required by paragraph 6 of these Amended By-Laws) as of the last Business Day of each month, means the last Business Day of the following month.

      "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

      "Non-Payment Period" means any period commencing on and including the day on which the Trust shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of this Article VIII, Section 2 of these Amended By-Laws) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of APS called for redemption, the Mandatory
Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Trust shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Share Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Trust to deposit funds as provided for by clauses
(ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of these Amended By-Laws, shall not constitute a "Non-Payment Period."

      "Non-Payment Period Rate" means, initially, 200% of the applicable Reference Rate (or 275% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS), provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and S&P (and any Substitute Rating Agency in lieu of S&P in the event such party shall not rate the APS) advise the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.

      "Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of Article VIII, Section 2 of these Amended By-Laws.

      "Notice of Redemption" means any notice with respect to the redemption of shares of APS pursuant to paragraph 4 of Article VIII, Section 2 of these Amended By-Laws.

      "Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of
Article VIII, Section 2 of these Amended By-Laws.

      "Notice of Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VIII, Section 2 of these Amended By-Laws.

      "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends plus any applicable redemption premium attributable to the designation of a Premium Call Period. "Other APS" means the auction rate Preferred Shares of the Trust, other than the APS. "Outstanding" means, as of any date (i) with respect to APS, shares of APS therefor issued by the Trust except, without duplication, (A) any shares of APS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the 18 Trust, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Trust pursuant to paragraph 4(c) and (B) any shares of APS as to which the Trust or any Affiliate thereof shall be a Beneficial Owner, provided that shares of APS held by an Affiliate shall be deemed outstanding for purposes of calculating the APS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Shares, has the equivalent meaning.

      "Parity Shares" means the APS and each other outstanding series of Preferred Shares the holders of which, together with the holders of the APS, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.

      "Person" means and includes an individual, a partnership, a Trust, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

      "Policy" means an insurance policy purchased by the Trust which guarantees the payment of principal and interest on specified Municipal Obligations during the period in which such Municipal Obligations are owned by the Trust; provided, however, that, as long as the APS are rated by S&P, the Trust will not obtain any Policy unless S&P advises the Trust in writing that the purchase of such Policy will not adversely affect its then-current rating on the APS.

      "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of APS.

      "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring shares of APS (or, in the case of an Existing Holder, additional shares of APS).

      "Preferred Shares" means the preferred shares of beneficial interest, par value $.01 per share, of the Trust, and includes APS and Other APS.

      "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

      "Pricing Service" means ____________ or any pricing service designated by the Board of Trustees of the Trust provided the Trust obtains written assurance from S&P that such designation will not impair the rating then assigned by S&P to the APS.

      "Quarterly Valuation Date" means the last Business Day of the last month of each fiscal quarter of the Trust in each fiscal year of the Trust, commencing ___________, 1999.

      "Receivables for Municipal Obligations Sold" has the meaning set forth under the definition of S&P Discount Factor.

      "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

      "Request for Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VIII, Section 2 of these Amended By-Laws.

      "Response" has the meaning set forth in paragraph 2(c)(iii) of Article VIII, Section 2 of these Amended By-Laws.

      "Retroactive Taxable Allocation" has the meaning set forth in paragraph 2(e) of Article VIII, Section 2 of these Amended By-Laws.

      "Right"  has the  meaning  set forth in  paragraph  2(e) of Article  VIII,
Section 2 of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

      "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

      "S&P Discount Factor" means, for purposes of determining the Discounted Value of any Municipal Bond which constitutes an S&P Eligible Asset, the percentage determined by reference to (a)(i) the rating by S&P or Moody's on such Bond or (ii) in the event the Municipal Bond is insured under a Policy and the terms of the Policy permit the Trust, at its option, to obtain other permanent insurance guaranteeing the timely payment of interest on such
Municipal Bond and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the Policy or (iii) in the event the Municipal Bond is insured under an insurance policy which guarantees the timely payment of interest on such Municipal Bond and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the insurance policy and (b) the S&P Exposure Period, in accordance with the tables set forth below:

                                                     Rating Category

------------------------------------------------------------------------------
S&P Exposure Period                       AAA*        AA*         A*    BBB*
------------------------------------------------------------------------------

40 Business Days                          190%        195%        210%  250%
22 Business Days                          170%        175%        190%  230%
10 Business Days                          155%        160%        175%  215%
 7 Business Days                          150%        155%        170%  210%
 3 Business Days                          130%        135%        150%  190%

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* S&P rating

      Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, such short-term Municipal Obligations rated by Moody's but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term Municipal Obligations rated by Moody's but not rated by S&P may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

      "S&P Eligible Asset" means cash, Receivables for Municipal Obligations Sold or a Municipal Bond that (i) is issued by any of the 50 states, the territories and their subdivisions, counties, cities, towns, villages, and school districts, agencies, such as authorities and special districts created by the states, and certain federally sponsored agencies such as local housing authorities (payments made on these bonds are exempt from regular federal income taxes and are generally exempt from state and local taxes in the state of issuance), (ii) is interest bearing and pays interest at least semi-annually;
(iii) is payable with respect to principal and interest in United States Dollars; (iv) is publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of the S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Municipal Bond, such Municipal Bond will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (v) is not subject to a covered call or covered put option written by the Trust; (vi) is not part of a private placement of Municipal Obligations; and (vii) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding.

      Notwithstanding the foregoing:

      (1) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of the S&P Eligible Assets; and

      (2) Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

      "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the APS Basic Maintenance Cure Date, that the Trust has under these Amended By-Laws to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph 7(a) of Article VIII, Section 2 of these Amended By-Laws).

      "S&P Hedging  Transactions" has the meaning set forth in paragraph 8(a) of
Article VIII, Section 2 of these Amended By-Laws.

      "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Trust in writing is applicable.

      "Securities Depository" means The Depository Trust Company or any successor company or other entities elected by the Trust as securities depository for the shares of APS that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of APS.

      "Service" means the United States Internal Revenue Service.

      "7-Day Dividend Period" means a Dividend Period consisting of seven days.

      "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than seven), evenly divisible by seven and not fewer than seven nor more than 364.

      "Special Dividend Period" means a Dividend Period consisting of (i) a specified number of days (other than seven), evenly divisible by seven and not fewer than seven nor more than 364 or (ii) a specified period of one whole year or more but not greater than five years (in each case subject to adjustment as provided in paragraph 2(b)(i)).

      "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of APS subject to such Dividend Period shall not be subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of APS subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Trust after consultation with the Auction Agent and the Broker-Dealers.

      "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the APS.

      "Share Register" means the register of Holders maintained on behalf of the Trust by the Auction Agent in its capacity as transfer agent and registrar for the APS.

      "Subsequent Dividend Period," with respect to APS, has the meaning set forth in paragraph 2(c)(i) of Article VIII, Section 2 of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

      "Substitute Commercial Paper Dealers" means such Substitute Commercial Paper Dealer or Dealers as the Trust may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

      "Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally
recognized   statistical  rating   organizations,   respectively,   selected  by
PaineWebber Incorporated or its affiliates and successors, after consultation with the Trust, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of APS.

      "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index") or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Trust may not utilize a successor index to the Kenny Index unless S&P provides the Trust with written confirmation that the use of such successor index will not adversely affect the then-current S&P rating of the APS.

      "Treasury Bonds" has the meaning set forth in paragraph 8(a) of Article VIII, Section 2 of these Amended By-Laws.

      "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent. 27 "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

      "Valuation Date" means, for purposes of determining whether the Trust is maintaining the APS Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

      "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

      (b) The foregoing definitions of Accountant's Confirmation, APS Basic Maintenance Amount, APS Basic Maintenance Cure Date, APS Basic Maintenance Report, Deposit Securities, Discounted Value, Independent Accountant, Initial Margin, Market Value, Maximum Potential Additional Dividend Liability, S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period, S&P Hedging Transactions, S&P Volatility Factor, Valuation Date and Variation Margin have been determined by the Board of Trustees of the Trust in order to obtain a AAA rating from S&P on the APS on their Date of Original Issue; and the Board of Trustees of the Trust shall have the authority, without shareholder approval, to amend, alter or repeal from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder if S&P or any Substitute Rating Agency advises the Trust in writing that such amendment, alteration or repeal will not adversely affect its then current rating on the APS.

      2. DIVIDENDS. (a) The Holders shall be entitled to receive, when, as and if declared by the Board of Trustees of the Trust, out of funds legally available therefor, cumulative dividends each consisting of (i) cash at the Applicable Rate, (ii) a Right to receive cash as set forth in paragraph 2(e) below, and (iii) any additional amounts as set forth in paragraph 2(f) below, and no more, payable on the respective dates set forth below. Dividends on the shares of APS so declared and payable shall be paid (i) in preference to and in priority over any dividends declared and payable on the Common Shares, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Trust's investments. To the extent permitted under the Code, dividends on shares of APS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Trust.

      (b) (i) Cash dividends on shares of APS shall accumulate from the Date of Original Issue and shall be payable, when, as and if declared by the Board of Trustees, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for the APS, dividends on the APS will be payable, at the option of the Trust, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of

35 or fewer days, on the day next succeeding the last day thereof, or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exception discussed above, the next succeeding Dividend Payment Date, subject to such exception, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the Holders of shares of APS set forth in the Declaration of Trust. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as Dividend Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

      (ii) Each dividend shall be paid to the Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Trustees of the Trust. (c) (i) During the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of APS (the "Initial Dividend Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date for each series of APS, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a "Subsequent Dividend Period"), which Subsequent Dividend Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from implementation of the Auction Procedures.

      The Applicable Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Dividend Period, commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period in the case of each series of APS. Except in the case of the willful failure of the Trust to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Trust has declared such dividend payable on such Dividend Payment Date to the Holders of such shares of APS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of APS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Trust to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. (ii) The amount of cash dividends per share of any series of APS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of

APS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

      (iii) With respect to each Dividend Period that is a Special Dividend Period, the Trust may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for a series of APS be a number of days (other than seven), evenly divisible by seven and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Trust may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemption's, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Trust issue a Notice of Special Dividend Period for the series of APS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the APS, (4) industry and financial conditions which may affect the APS, (5) the investment objective of the Trust, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Trust and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Trust give a Notice of Special Dividend Period for the series of APS, the Trust may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Trust give a Notice of Special Dividend Period for the series of APS, the Trust may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Trust also shall provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Trust shall not give a Notice of Special Dividend Period and, if the Trust has given a Notice of Special Dividend Period, the Trust is required to give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Trust shall fail to maintain S&P Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Trust is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Trust that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. The Trust also shall provide a copy of such Notice of Revocation to S&P. If the Trust is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any series of APS, the next succeeding Dividend Period will be a 7-Day Dividend Period. In 35 addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a 7-Day Dividend Period and the Trust may not again give a Notice of Special Dividend Period for the APS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

      (d) (i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charges, as herein provided, on the shares of APS (except for Additional Dividends as provided in paragraph 2(e) hereof and additional payments as provided in paragraph 2(f) hereof). Except for the late charge payable pursuant to paragraph 2(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of APS that may be in arrears.

      (ii) For so long as any share of APS is Outstanding, the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the shares of APS as to dividends or upon liquidation) in respect of the Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of APS as to dividends and upon liquidation) or any other such Parity Shares (except by conversion into or exchange for stock of the Trust ranking junior to or on a parity with the shares of APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Trust shall have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and the Trust shall maintain the 1940 Act APS Asset Coverage, (B) full cumulative dividends on shares of APS and shares of Other APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid under paragraph 2(e) below on or before the date of such declaration or payment has been paid and (D) the Trust has redeemed the full number of shares of APS required to be redeemed by any provision for mandatory redemption contained herein.

      (e) Each dividend shall consist of (i) cash at the Applicable Rate, (ii) an uncertificated right (a "Right") to receive an Additional Dividend (as defined below), and (iii) any additional amounts as set forth in paragraph 2(f) below. Each Right shall thereafter be independent of the share or shares of APS on which the dividend was paid. The Trust shall cause to be maintained a record of each Right received by the respective Holders. A Right may not be transferred other than by operation of law. If the Trust retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of APS without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding shares of APS or the liquidation of the Trust (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Trust will, within 90 days (and generally within 60 days) after the end of the Trust's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such shares of APS (initially as nominee of The Depository Trust Company) during such fiscal year at such holder's address as the same appears or last appeared on the Stock Books of the Trust. The Trust will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

      An "Additional Dividend" means payment to a present or former holder of shares of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such holder. Such Additional Dividend shall be calculated
(i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of APS is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of APS at the greater of: (x) the maximum marginal regular Federal individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets).

      (f) Except as provided below, whenever the Trust intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on shares of APS, the Trust will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. The Trust may also include such income in a dividend on shares of a series of APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income was a Retroactive Taxable Allocation and the additional amount was an Additional Dividend, provided that the Trust will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

      (g) No fractional shares of APS shall be issued.

      3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Trust available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest ranking junior in right of payment upon liquidation to the APS, the sum of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon to the date of distribution, and after such payment the Holders will be entitled to no other payments other than Additional Dividends as provided in paragraph 2(e) hereof. If upon any liquidation, dissolution or winding up of the Trust, the amounts payable with respect to the APS and any other Outstanding class or series of Preferred Shares of the Trust ranking on a parity with the APS as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Trust except for any Additional Dividends. A consolidation, merger or statutory share exchange of the Trust with or into any other Trust or entity or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Trust shall not be deemed or construed to be a liquidation, dissolution or winding up of the Trust.

      4. REDEMPTION. (a) Shares of APS shall be redeemable by the Trust as provided below:

            (i) To the extent permitted under the 1940 Act and Massachusetts law, upon giving a Notice of Redemption, the Trust at its option may redeem shares of APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of APS may be redeemed at the option of the Trust during (A) the Initial Dividend Period with respect to a series of shares or (B) a Non-Call Period to which such share is subject. In addition, holders of APS which are redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The Trust may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) unless, at the time of giving such Notice of Redemption, the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of APS on such redemption date.

            (ii) The Trust shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Trust fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act APS Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. In addition, holders of APS so redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The number of shares of APS to be redeemed shall be equal to the lesser of
      (i) the minimum number of shares of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Shares subject to redemption or retirement, would result in the Trust having S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of APS and shares of other Preferred Shares the redemption of which would have such result, all shares of APS and shares of other Preferred Shares then Outstanding shall be redeemed), and (ii) the maximum number of shares of APS, together with all shares of other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of APS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed which would result in the Trust having S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among shares of APS of all series, Other APS and other Preferred Shares subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii); provided that, shares of APS which may not be redeemed at the option of the Trust due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Trust shall effect such redemption on a Business Day which is not later than 35 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of shares of APS and shares of other Preferred Shares which are subject to mandatory redemption or the Trust otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Trust shall redeem those shares of APS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

      (b) Notwithstanding any other provision of this paragraph 4, no shares of APS may be redeemed pursuant to paragraph 4(a)(i) of Article VIII, Section 2 of these Amended By-Laws (i) unless all dividends in arrears on all remaining outstanding shares of Parity Shares shall have been or are being contemporaneously paid or declared and set apart for payment and (ii) if redemption thereof would result in the Trust's failure to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount. In the event that less than all the outstanding shares of a series of APS are to be redeemed and there is more than one Holder, the shares of that series of APS to be redeemed shall be selected by lot or such other method as the Trust shall deem fair and equitable.

      (c) Whenever shares of APS are to be redeemed, the Trust, not less than 17 nor more than 30 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of APS to be redeemed and to the Auction Agent. The Trust shall cause the Notice of Redemption to also be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption shall set forth
(i) the redemption date, (ii) the amount of the redemption price, (iii) the aggregate number of shares of APS of such series to be redeemed, (iv) the place or places where shares of APS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of these Amended By-Laws pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

      If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Trust shall have deposited in trust with the Auction Agent, or segregated in an account at the Trust's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing in the case of S&P an S&P Exposure Period of 22 Business Days) equal to the redemption payment for the shares of APS as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Trust shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Trust by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof and any Additional Dividends, but without interest), and such shares shall no longer be deemed outstanding. The Trust shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such Deposit Securities deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Trust such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Trust for the redemption payment.

      5. VOTING RIGHTS. (a) General. Except as otherwise provided in the Declaration of Trust or Amended By-Laws, each Holder of shares of APS shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Trust, and the holders of outstanding shares of Preferred Shares, including APS, and of shares of Common Shares shall vote together as a single class; provided that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding shares of Preferred Shares, including APS, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Trust, to elect two trustees of the Trust. Subject to paragraph 5(b) hereof, the holders of outstanding shares of capital stock of the Trust, including the holders of outstanding shares of Preferred Shares, including APS, voting as a single class, shall elect the balance of the trustees.

      (b) Right to Elect Majority of Board of Trustees. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

            (i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding shares of APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

            (ii) if at any time holders of any other shares of Preferred Shares are entitled to elect a majority of the trustees of the Trust under the 1940 Act. Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b)

     (c) Right to Vote with Respect to Certain Other Matters. So long as any shares of APS are outstanding, the Trust shall not, without the affirmative vote of the holders of a majority of the shares of Preferred Shares Outstanding at the time, voting separately as one class: (i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to the APS or any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or (ii) amend, alter or repeal the provisions of the Declaration of Trust, whether by
merger,   consolidation   or  otherwise,  so  as  to adversely affect any of the
contract rights expressly set forth in the Declaration of Trust of holders of shares of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a Holder of shares of a series of APS differently than those of a Holder of shares of any other series of APS without the affirmative vote of the holders of at least a majority of the shares of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration of Trust, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Shares, including APS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Shares, including APS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Shares and shares of Preferred Shares, including APS, voting together as a single class necessary to authorize the action in question.

      (d) Voting Procedures.

      (i) As soon as practicable after the accrual of any right of the holders of shares of Preferred Shares to elect additional trustees as described in paragraph 5(b) above, the Trust shall call a special meeting of such holders and instruct the Auction Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Trust does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.

      (ii) For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Amended By-Laws, by the other provisions of the
Declaration of Trust, by statute or otherwise, a share of APS which is not Outstanding shall not be counted.

      (iii) The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.

      (iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 5(b) above shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b).

      (e) Exclusive Remedy. Unless otherwise required by law, the Holders of shares of APS shall not have any rights or preferences other than those specifically set forth herein. The Holders of shares of APS shall have no preemptive rights or rights to cumulative voting. In the event that the Trust fails to pay any dividends on the shares of APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this paragraph 5.

      (f) Notification to S&P and Moody's. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify S&P that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify S&P of the result of such vote.

      6. 1940 ACT APS ASSET COVERAGE. The Trust shall maintain, as of the last Business Day of each month in which any share of APS is outstanding, the 1940 Act APS Asset Coverage.

      7. APS BASIC MAINTENANCE AMOUNT. (a) The Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount. Upon any failure to maintain the required Discounted Value, the Trust will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date.

      (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the APS Basic Maintenance Amount, the Trust shall complete and deliver to the Auction Agent, and S&P, a complete APS Basic Maintenance Report as of the date of such failure, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the complete APS Basic Maintenance Report. The Trust will deliver an APS Basic Maintenance Report to the Auction Agent and S&P, on or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Trust cures its failure to maintain S&P Eligible Assets, with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or on which the Trust fails to maintain S&P Eligible Assets, with an aggregate Discounted Value which exceeds the APS Basic Maintenance Amount by 5% or more. The Trust will also deliver an APS Basic Maintenance Report to the Auction Agent and S&P as of each Quarterly Valuation Date on or before the third Business Day after such date. Additionally, on or before 5:00 p.m., New York City time, on the third Business Day after the first day of a Special Dividend Period, the Trust will deliver an APS Basic Maintenance Report to S&P and the Auction Agent. The Trust shall also provide S&P with an APS Basic Maintenance Report when specifically requested by S&P. A failure by the Trust to deliver an APS Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for S&P Eligible Assets of the Trust is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

      (c) Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to a Quarterly Valuation 50 Date, the Independent Accountant will confirm in writing to the Auction Agent and S&P (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust correctly determined the assets of the Trust which constitute S&P Eligible Assets at such Quarterly Valuation Date in accordance with these Amended By-Laws, (iii) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Amended By-Laws, S&P Eligible Assets of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, (iv) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences),
(vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's, that the Trust has satisfied the requirements of paragraph 8(b) of these Amended By-Laws (such confirmation is herein called the "Accountant's Confirmation").

      (d) Within ten Business Days after the date of delivery to the Auction Agent and S&P of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Trust failed to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to the Auction Agent and S&P an Accountant's Confirmation as to such APS Basic Maintenance Report.

      (e) If any Accountant's  Confirmation  delivered  pursuant to subparagraph
(c) or (d) of this paragraph 7 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation as required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the APS Basic Maintenance Report to the Auction Agent and S&P promptly following receipt by the Trust of such Accountant's Confirmation.

      (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the shares of APS, the Trust will complete and deliver to S&P an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Independent Accountant will confirm in writing to S&P (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Shares are repurchased by the Trust, the Trust will complete and deliver to S&P an APS Basic Maintenance Report as of the close of business on such date that Common Shares is repurchased.

      8.  CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS.

      (a) For so long as any shares of APS are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of APS by S&P, except that the Trust may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:

      (i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

      (ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury
Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;-----------------------

      (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

      (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

      (v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

      For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

      (d) For so long as shares of APS are rated by S&P, the Trust will not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to shares of APS by S&P (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market Value of the Trust's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of S&P Eligible Assets to be less than the APS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, (v) reissue any APS previously purchased or redeemed by the Trust, (vi) merge or consolidate into or with any other Trust or entity,
(vii) change the Pricing Service or (viii) engage in reverse repurchase agreements.

      9. NOTICE. All notices or communications, unless otherwise specified in the Amended By-Laws of the Trust or these Amended By-Laws, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

      10. AUCTION PROCEDURES. (a) Certain definitions. As used in this paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

      (i) "APS" means the shares of APS being auctioned pursuant to this paragraph 10.

      (ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.

      (iii) "Available APS" has the meaning specified in paragraph 10(d)(i) below.

      (iv) "Bid" has the meaning specified in paragraph 10(b)(i) below.

      (v) "Bidder" has the meaning specified in paragraph 10(b)(i) below.

      (vi) "Hold Order" has the meaning specified in paragraph 10(b)(i) below.

      (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and (ii) whether the Trust has provided notification to the Auction Agent prior to the Auction establishing the

Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS as follows:

                                          Percentage of     Percentage of
                  Credit Ratings          Reference         Reference
                                          Rate              Rate

                  S&P                     No Notification   No Notification

                  AA- or higher           110%             150%
                  A- to A+                125%             160%
                  BBB- to BBB+            200%             275%

      The Trust shall take all reasonable action necessary to enable S&P to provide a rating for the APS. If S&P shall not make such a rating available, PaineWebber Incorporated or its affiliates and successors, after consultation with the Trust, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

      (viii) "Order" has the meaning specified in paragraph 10(b)(i) below.

      (ix) "Sell Order" has the meaning specified in paragraph 10(b)(i) below.

      (x) "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

      (xi) "Submitted Bid" has the meaning specified in paragraph 10(d)(i) below.

      (xii) "Submitted Hold Order" has the meaning specified in paragraph 10(d)(i) below.

      (xiii) "Submitted Order" has the meaning specified in paragraph 10(d)(i) below.

      (xiv) "Submitted Sell Order" has the meaning specified in paragraph 10(d)(i) below.

      (xv) "Sufficient Clearing Bids" has the meaning specified in paragraph 10(d)(i) below. (xvi) "Winning Bid Rate" has the meaning specified in paragraph 10(d)(i) below.

      (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

      (i) Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

     A. each Beneficial Owner may submit to its Broker-Dealer information as to:

            (1) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

            (2) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

            (3) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

      (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of APS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 10(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

      (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

      (1)the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or (1) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

      (2)a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

      (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

            (1) the number of Outstanding shares of APS specified in such Sell Order; or

            (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

      (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

            (1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

            (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

            (c) Submission of Orders by Broker-Dealers to Auction Agent

            (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

            (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

            (B) the aggregate number of Outstanding shares of APS that are the subject of such Order;

            (C) to the extent that such Bidder is an Existing Holder:

                  (1)the number of  Outstanding  shares,  if any, of APS subject to any Hold Order placed by such Existing Holder;

                  (2)the number of  Outstanding  shares,  if any, of APS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

                  (3)the number of  Outstanding  shares,  if any, of APS subject to any Sell Order placed by such Existing Holder; and

            (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

      (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

      (iii) If an Order or Orders covering all of the Outstanding shares of APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of APS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

            (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of APS subject to such Hold Orders exceeds the number of Outstanding shares of APS held by such Existing Holder, the number of shares of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of APS held by such Existing Holder;

            (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to any Hold Order referred to in paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 10(c)(iv)(A) above and of the foregoing portion of this paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

            (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to Hold Orders referred to in paragraph 10(c)(iv)(A) and Bids referred to in paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of APS subject to such Sell Orders is greater than such excess, the number of shares of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of APS equal to such excess.

      (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of APS therein specified.

      (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

      (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

      (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:

            (A) the excess of the total number of Outstanding shares of APS over the number of Outstanding shares of APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

            (B) from the Submitted Orders whether the number of Outstanding shares of APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

            (1) the number of Outstanding shares of APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

            (2) the number of Outstanding shares of APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of APS in clause (1) above and this clause (2) are each zero because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

      (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

            (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of APS that are the subject of such Submitted Bids, and

            (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of APS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

            (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 10(d)(i), the Auction Agent shall advise the Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

            (A)if Sufficient  Clearing Bids exist,  that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

            (B)if Sufficient  Clearing Bids do not exist (other than because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

            (C)if all of the  Outstanding  shares  of APS  are  the  subject  of
               Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 40% of the Reference Rate (or 60% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS) on the date of the Auction.

            (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

      (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 10(e)(iii) and paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

            (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of APS that are the subject of such Submitted Sell Order or Submitted Bid;

            (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

            (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

            (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid, unless the number of Outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of APS ("Remaining Shares") equal to the excess of the Available APS over the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(i)(B) and paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of APS, but only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

            (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of APS obtained by multiplying (x) the difference between the Available APS and the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(i)(B), paragraph 10(e)(i)(C) and paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such 74 Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.


      (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of APS are subject to Submitted Hold Orders), subject to the provisions of paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

            (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

            (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of APS that are the subject of such Submitted Bid; and

            (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between
      (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of APS obtained by multiplying (x) the difference between the Available APS and the aggregate number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(ii)(A) and paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of APS subject to all such Submitted Bids and Submitted Sell Orders.

      (iii) If, as a result of the procedures described in paragraph 10(e)(i) or paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of APS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of APS.

      (iv) If, as a result of the procedures described in paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of APS on such Auction Date.

      (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of APS to be purchased and the aggregate number of the Outstanding shares of APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of APS

      (f) Miscellaneous. The Trust may interpret the provisions of this paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Trust nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of APS to any Person other than the Trust. All of the Outstanding shares of APS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Trust's option and upon its receipt of such documents as it deems appropriate, any shares of APS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive 77 certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

      11.  SECURITIES  DEPOSITORY;  STOCK  CERTIFICATES.   (a)  If  there  is  a
Securities Depository, one certificate for all of the shares of APS of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent shares of APS. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of shares of APS contained in these Amended By-Laws. Unless the Trust shall have elected, during a Non-Payment Period, to waive this requirement, the Trust will also issue stop-transfer instructions to the Auction Agent for the shares of APS. Except as provided in paragraph

      (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares. (b) If the Applicable Rate applicable to all shares of APS of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Trust may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 11(a)) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 11(a) with respect to such shares.